UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Iterum Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY – Subject to Completion

, 2025

Dear Shareholder,

You are cordially invited to an Extraordinary General Meeting of Shareholders (the "EGM") of Iterum Therapeutics plc (the "Company", "we" or "us") to be held at 25 North Wall Quay, Dublin 1, Ireland on , 2026 at 3.00 p.m., Irish time (10.00 a.m., Eastern Time) to consider the proposals set forth below.

The purpose of the EGM is to ask shareholders to:

1.
approve an increase in the authorized share capital of the Company from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares (the "authorized share capital increase proposal");
2.
if the authorized share capital increase proposal (Proposal No. 1) is approved, grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options (the "directors’ allotment authority proposal");
3.
if the directors’ allotment authority proposal (Proposal No. 2) is approved, to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance (the "pre-emption rights opt-out proposal", together with the authorized share capital increase proposal and the directors’ allotment authority proposal, the "Share Allotment Proposals");
4.
approve, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse share split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"), a reverse share split (i.e., a consolidation of share capital under Irish law) (the "Reverse Share Split"), whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value), and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each, with our board of directors able to elect to abandon such proposed amendments and not effect the Reverse Share Split authorized by shareholders, in its sole discretion (the "Reverse Share Split Proposal"); and
5.
consider any other business properly brought before the EGM or any adjournment or postponement thereof.

As described in the accompanying proxy statement, the Share Allotment Proposals are needed to give the Company the opportunity to raise funds via sales of the Company’s ordinary shares to continue to fund the commercialization of ORLYNVAH™ in the United States and potentially continue to grow the commercial infrastructure currently supporting such commercialization. Failure to obtain approval of the Share Allotment Proposals will restrict the Company’s ability to raise additional capital, and the Company’s operations, financial condition and ability to continue as a going concern may be materially and adversely affected, which would likely result in a bankruptcy, liquidation, dissolution, wind-down of operations or similar proceeding or outcome in which shareholders would be unlikely to receive any meaningful distribution or return on their investment.

As further described in the accompanying proxy statement, the Reverse Share Split Proposal would provide flexibility to the board of directors to effect a Reverse Share Split as necessary to regain compliance with the Bid Price Rule. Failure to obtain approval of the Reverse Share Split Proposal likely will ultimately result in the ordinary shares of the Company being delisted from the Nasdaq Capital Market, which would hinder the Company’s ability to raise necessary funding and which may materially and adversely affect the Company’s ability to continue as a going concern, likely resulting in a bankruptcy, liquidation, dissolution, wind-down of operations or similar proceeding or outcome in which shareholders would be unlikely to receive any meaningful distribution or return on their investment.

The enclosed Notice of EGM and the accompanying proxy statement set forth more details on the proposals that will be presented at the meeting. Our board of directors unanimously recommends a vote “FOR” Proposal Nos. 1 through 4 as set forth in the proxy statement.

We hope that you will participate in the meeting by voting through acceptable means as described in this proxy statement as promptly as possible. Your vote is important – so please exercise your right.

Sincerely,

____________________________

Corey N. Fishman

President and Chief Executive Officer

This proxy statement and the enclosed proxy card are being made available to shareholders on or about , 2025.

PRELIMINARY COPY – Subject to Completion

ITERUM THERAPEUTICS PLC

25 North Wall Quay

Dublin 1

Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

to be held on , 2025

An Extraordinary General Meeting of Shareholders (the "EGM") of Iterum Therapeutics plc, an Irish public limited company (the "Company", "Iterum", "we" or "us"), will be held on , 2026, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at 25 North Wall Quay, Dublin 1, Ireland to consider and act upon the following matters:

1.
approve an increase in the authorized share capital of the Company from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares (the "authorized share capital increase proposal");
2.
if the authorized share capital increase proposal (Proposal No. 1) is approved, to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options (the "directors’ allotment authority proposal");
3.
if the directors’ allotment authority proposal (Proposal No. 2) is approved, to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance (the "pre-emption rights opt-out proposal", together with the authorized share capital increase proposal and the directors’ allotment authority proposal, the "Share Allotment Proposals");
4.
approve, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse share split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"), a reverse share split (i.e., a consolidation of share capital under Irish law) (the "Reverse Share Split"), whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value), and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each, with our board of directors able to elect to abandon such proposed amendments and not effect the Reverse Share Split authorized by shareholders, in its sole discretion (the "Reverse Share Split Proposal"); and
5.
to conduct any other business properly brought before the EGM or any adjournment or postponement thereof.

Proposal Nos. 1, 2 and 4 are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. Proposal No. 3 is a special resolution requiring at least 75% of the votes cast at the meeting to be approved. Each proposal is more fully described in this proxy statement.

Shareholders of record at the close of business on , 2025. will be entitled to notice of and to vote at the EGM or any adjournment or postponement thereof. Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials to many of our shareholders via the Internet, in accordance with rules adopted by the Securities and Exchange Commission.

If you only received a Notice of Internet Availability of Proxy Materials (“Notice”), by mail or e-mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will provide you with instructions on how to access and view the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote online or by telephone. If you received a Notice by mail or e-mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. The Notice is being mailed to our shareholders on or about , 2025 and sent by e-mail to our shareholders who have opted for such means of delivery on or about , 2025.

By order of the Board of Directors,

i

_________________________

Kevin Dalton

Senior Director, Legal Affairs and Secretary

Dublin, Ireland

, 2025

YOU MAY OBTAIN ADMISSION TO THE EGM BY IDENTIFYING YOURSELF AT THE EGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A “LEGAL PROXY” OR A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON

, 2025 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE EGM, PLEASE SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD OR, BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE PROVIDED ENVELOPE. TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE EGM, NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE EGM IS ENTITLED, USING THE PROXY CARD PROVIDED (OR IN THE FORM IN SECTION 184 OF THE IRISH COMPANIES ACT 2014), TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE EGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

PRELIMINARY COPY – Subject to Completion

ITERUM THERAPEUTICS PLC

25 North Wall Quay

Dublin 1

Ireland

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON , 2026 AT 25 North Wall Quay, Dublin 1, IRELAND

Important Notice Regarding the Availability of Proxy Materials

for an Extraordinary General Meeting of Shareholders

to be held on , 2026

This proxy statement is available at

https://central.proxyvote.com/pv/web

for viewing, downloading and printing.

This proxy statement as filed with the Securities and Exchange Commission (“SEC”) and the proxy card will be made available on or about , 2025, to holders of record as of the close of business on , 2025.

INFORMATION ABOUT THE Extraordinary General Meeting and voting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors”) of Iterum Therapeutics plc (the “Company,” “Iterum”, “we” or “us”) for use at an Extraordinary General Meeting of Shareholders (the “EGM”) to be held on , 2026, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at 25 North Wall Quay, Dublin 1, Ireland and at any adjournment or postponement thereof. On , 2025, the record date for the determination of shareholders entitled to vote at the EGM, there were issued, outstanding and entitled to vote an aggregate of ordinary shares, nominal value $0.01 per share (“ordinary shares”). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the EGM.

Your vote is important no matter how many shares you own. Please read the instructions below and take the time to vote. Choose the voting method that is easiest and most convenient for you and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

(1)
You may vote over the Internet. You may vote your shares by following the “Online” instructions on the enclosed proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card. The internet voting facilities for eligible shareholders of record will close at 4.59 a.m., Irish time on , 2026 (11.59 pm, Eastern Time on , 2026).

(2)
You may vote by telephone. You may vote your shares by following the “Phone” instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of David G. Kelly and Kevin Dalton as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 4.59 a.m., Irish time on , 2026 (11.59 pm, Eastern Time on , 2026).

(3)
You may vote by mail. You can vote by completing, dating and signing the proxy card provided to you and promptly mailing it in the provided postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by 5.00 p.m., Irish time (12.00 p.m., Eastern Time), on , 2026.

(4)
You may vote in person. If you attend the EGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the EGM. Ballots will be available at the EGM. You may obtain directions to the location of the EGM by requesting them in writing or by telephone as follows: c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland, Phone: +353 1 9038354.

All proxies that are executed and delivered by mail or in person or are otherwise submitted online or by telephone will be voted on the matters set forth in the accompanying Notice of Extraordinary General Meeting of Shareholders in accordance with the shareholders’ instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors’ recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to our registered office electronically.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the EGM by doing any one of the following :

•
submitting a new proxy by following the “Online” or “Phone” instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (4.59 a.m., Irish time on , 2026 (11.59 pm, Eastern Time on , 2026));

•
signing another proxy card and either arranging for delivery of that proxy card by mail to our registered office prior to the start of the EGM, or by delivering that signed proxy card in person at the EGM;

•
providing written notice to our Secretary before or at the EGM that you want to revoke your proxy; or

•
voting in person at the EGM.

Your attendance at the EGM alone will not revoke your proxy.

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as “brokerage firms,” your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because many brokerage firms are member organizations of the New York Stock Exchange (“NYSE”), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not provide instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” items. Proposal Nos. 1 through 4 are each expected to be considered discretionary items under NYSE rules and therefore your brokerage firm may be able to vote on each of those items even if it does not receive instruction from you, provided it holds your shares in its name. In the event a bank, broker or other nominee record holder determines that it does not have authority or otherwise does not exercise discretionary authority to vote on Proposal Nos. 1 through 4, it may deliver “broker non-votes” for such shares.

If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date ( , 2025) to be admitted to the EGM. To be able to vote your shares held in street name at the EGM, you will need to request a “legal proxy” from the bank, broker or nominee.

Votes Required

One or more Members (as defined in our Constitution) whose name is entered in our register of members as a registered holder of our ordinary shares, present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all), holding not less than a majority of our issued and outstanding ordinary shares entitled to vote at the EGM, will constitute a quorum for the transaction of business at the EGM. Ordinary shares represented in person or by proxy (including any “broker non-votes” as described above) and shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for the purposes of determining whether a quorum is present at the EGM. The following votes are required for approval of the proposals being presented at the EGM:

Proposal No. 1: To approve an increase in the authorized share capital of the Company from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of an increase in the authorized share capital of the Company from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares.

Proposal No. 2: If Proposal No. 1 is approved, to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required in order to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options.

Proposal No. 3: If Proposal No. 2 is approved, to grant the board of directors authority under Irish law to allot and issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emption rights that would otherwise apply to the issuance. The affirmative vote of the holders of ordinary shares representing at least 75% of the votes cast on the matter and voting affirmatively or negatively is required in order to grant the board of directors authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emption rights that would otherwise apply to the issuance.

Proposal No. 4: To approve the Reverse Share Split. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the reverse share split (i.e., a consolidation of share capital under Irish law) (the "Reverse Share Split"), whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value), and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each. The implementation of the Reverse Share Split is subject to and conditional upon our board of directors determining, in its sole discretion, that a reverse share split is necessary for the Company to comply with the Bid Price Rule. Proposal No. 4 is not dependent or conditioned on approval of Proposal No. 1, Proposal No. 2 or Proposal No. 3.

Shares that abstain from voting as to a particular matter and any broker non-votes will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on the proposals referenced above.

share ownership of certain beneficial owners and management

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of November 30, 2025 by:

(a)
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;
(b)
each of our named executive officers;
(c)
each of our directors; and
(d)
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including share options that are exercisable within 60 days of November 30, 2025, and shares issuable upon exercise of warrants within 60 days of November 30, 2025. Our ordinary shares issuable pursuant to share options, restricted share units and warrants are deemed outstanding for computing the percentage of the person holding such share options, restricted share units or warrants and the percentage of any group of which the person is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act of 1933, as amended. Percentage ownership is based on 52,835,203 ordinary shares outstanding on November 30, 2025. Except as otherwise set forth below, the address of the beneficial owner is c/o Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Corey N. Fishman(1)	517,420	1.0%
Judith M. Matthews(2)	100,593	*
Christine R. Coyne	-	*
Sailaja Puttagunta, M.D.	10,369	*
Michael Dunne, MD(3)	400,371	*
Beth P. Hecht	18,839	*
David G. Kelly(4)	54,323	*
Joseph J. Whalen	-	*
All current executive officers and directors as a group (7 persons)(5))	1,091,546	2.0%
* less than 1%

(1) Consists of (a) 137,062 shares beneficially owned by Mr. Fishman, and (b) 123,919 shares issuable to Mr. Fishman pursuant to warrants exercisable within 60 days of November 30, 2025; and (c) 256,439 shares issuable to Mr. Fishman pursuant to share options exercisable within 60 days of November 30, 2025.

(2) Consists of (a) 8,135 shares beneficially owned by Ms. Matthews, and (b) 92,458 shares issuable to Ms. Matthews pursuant to share options exercisable within 60 days of November 30, 2025.
(3) Consists of (a) 241,001 shares beneficially owned by Dr. Dunne, and (b) 159,370 shares issuable to Dr. Dunne pursuant to warrants exercisable within 60 days of November 30, 2025.
(4) Consists of (a) 2,473 shares beneficially owned by Mr. Kelly and (b) 51,850 shares issuable to Mr. Kelly pursuant to share options exercisable within 60 days of November 30, 2025.

(5) Includes (a) 407,510 shares held by the current directors and executive officers and their affiliates, (b) 283,289 shares issuable to the current directors and their affiliates pursuant to warrants exercisable within 60 days of November 30, 2025, and (c) 400,747 shares issuable to the current directors and executive officers pursuant to share options exercisable within 60 days of November 30, 2025.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1: AUTHORIZED SHARE CAPITAL INCREASE

Overview

Under Irish law, an Irish public limited company must have a maximum authorized share capital. Shareholder approval is required to increase the authorized share capital of an Irish public limited company. Under our current Constitution, pursuant to the resolutions passed at our 2023 annual general meeting of shareholders held on May 3, 2023, our authorized share capital is $1,800,000, divided into 80,000,000 ordinary shares, nominal value $0.01 per share and 100,000,000 preferred shares, nominal value $0.01 per share ("preferred shares").

As of November 30, 2025, the board of directors had reserved 940,664 shares for issuance upon exercise of outstanding options and for RSUs granted under our equity compensation plans, 408,458 ordinary shares that may be issued pursuant to future grants or rights under our equity compensation plans, and up to 5,828,645 ordinary shares that may be issued upon exercise of warrants outstanding as of such date. As of November 30, 2025, we currently only have approximately 19,987,030 ordinary shares which are unissued, unreserved, or unallocated and therefore available for future use (i.e., not already outstanding or reserved for future issuance under our warrants, options, RSUs, equity plans, or otherwise allocated for other purposes). As a result of the foregoing, we are severely constrained in our ability to issue new ordinary shares in connection with future capital raises or for other corporate uses.

In order to continue to fund the commercialization of ORLYNVAH™ in the United States, and to potentially grow the commercial infrastructure supporting such commercialization, the Company will need to urgently raise capital through the sale of the Company’s equity and will likely need to raise additional capital throughout 2026.To facilitate such fundraisings and other general corporate purposes, we are seeking approval at this EGM to increase our authorized share capital from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares.

The authorized share capital increase proposal (Proposal No. 1) is fundamental to our business and capital management because the Company needs to maintain a greater reserve of authorized but unissued ordinary shares in order to raise capital and for general corporate purposes. Our board of directors believes that it is in the best interests of the Company and our shareholders to increase the number of authorized ordinary shares to enable capital raising to fund the ongoing commercialization of ORLYNVAH™. The increase in the number of authorized but unissued ordinary shares would enable us, without the expense and delay of seeking shareholder approval, to issue shares from time to time as may be required for proper business purposes.

If the Share Allotment Proposals are approved by shareholders, we would plan to undertake an equity financing in the near term to raise funds for the ongoing commercialization of ORLYNVAH™. The additional ordinary shares could also be used for various other purposes with or without further shareholder approval, including, for example: future fundraisings, establishing strategic relationships with other companies; expanding our business or product pipeline through the acquisition of other businesses or products; providing equity incentives to employees, officers or directors through our equity incentive plan or in the form of inducement grants; compensation of vendors and other service providers; the issuance of ordinary shares in connection with any transaction that may result from our ongoing evaluation of corporate, organizational, strategic, financial and financing alternatives; or for other corporate purposes that have not yet been identified. If Proposal No. 1 is approved, further shareholder approval will be required to increase the number of ordinary shares available under our 2018 Plan, as amended.

We have explored other sources of financing including non-dilutive funding options, but we been unable to secure such financing to date.

Certain Effects of the Proposal

Based solely on the last reported sale price of our ordinary shares on the Nasdaq Capital Market on December 22, 2025 of $0.35 per share, and assuming we issue for cash the maximum number of ordinary shares we are currently authorized to issue for cash pursuant to our existing authority, the maximum aggregate gross cash proceeds that we could potentially raise is $7.14 million. As of September 30, 2025, we had cash and cash equivalents of $11 million. Based on our current operating plan, we expect that our current cash and cash equivalents as of September 30, 2025, together with $2,798,938 million of net proceeds raised under its at-the-market offering program from October 1, 2025 through December 22, 2025, will be sufficient to fund our operations into the beginning of Q2 2026. As such, our future viability beyond the beginning of Q2 2026 is dependent on our ability to raise additional capital to finance our operations, including through issuances of our shares and on our potential sales of
ORLYNVAH™.

Failure to obtain approval of the Share Allotment Proposals will restrict the Company’s ability to raise additional capital, and the Company's operations, financial condition and ability to continue as a going concern may be materially and adversely affected, which would likely result in a bankruptcy, liquidation, dissolution, wind-down of operations or similar proceeding or outcome in which shareholders would be very unlikely to receive any meaningful distribution or return on their investment.

In addition, our inability to raise funds when needed may cause investors to lose confidence in us and increase the substantial doubt about our ability to continue as a going concern, which may cause our share price to decline. Therefore, the approval of

Proposal No. 1, along with Proposal Nos. 2 and 3, is critical to providing us the flexibility to continue to fund our operations and achieve our business objectives.

Approval of this Proposal No. 1 and the issuance of any additional ordinary shares would not in and of itself affect the rights of the holders of our currently issued ordinary shares, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of ordinary shares in issue, such as dilution of the earnings per share (if any) and voting rights of current holders of ordinary shares. The amended Constitution, reflecting the authorized share capital increase described in this Proposal No. 1, is attached to this proxy statement as Appendix A.

Required Vote

Under Irish law, the resolution in respect of the authorized share capital increase proposal (Proposal No. 1) is an ordinary resolution that requires the affirmative vote of a majority of the votes cast at the EGM.

The text of the resolution in respect of the authorized share capital increase proposal is as follows:

“THAT the authorized share capital of the Company be and is hereby increased from $1,800,000 divided into 80,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each to $2,300,000 divided into 130,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each.”

Statutory Pre-emptive Rights

Provided that the pre-emption rights opt-out proposal (Proposal No. 3) is approved, the Company's shareholders will not have statutory pre-emptive rights in connection with the shares being created pursuant to the authorized share capital increase proposal.

Dissenters’ Rights

No dissenters’ rights are available to the Company's shareholders in connection with the ordinary shares being created pursuant to this Proposal No. 1.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL (PROPOSAL NO. 1) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL.

BACKGROUND DISCUSSION ON PROPOSAL NOS. 2 AND 3

Introduction

Under Irish law directors of an Irish public limited company must have specific authority from shareholders to allot and issue any of the company’s shares, warrants, convertible instruments and options (other than pursuant to employee equity compensation plans). In addition, when the directors of an Irish public limited company determine that it is in the best interests of the company to issue ordinary shares, or other securities convertible into or exercisable or exchangeable for ordinary shares, for cash, the company must first offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is dis-applied, or opted-out of, by approval of the shareholders. As a matter of Irish law, these shareholder approvals can be granted for a maximum period of five years. There is no limit under Irish law on the number of shares that these approvals may cover (other than the company's then authorized but unissued share capital). Companies incorporated in the United States are not subject to similar share issuance restrictions.

Limitations derived from Irish capital markets practice or otherwise in excess of those applicable to U.S. domestic issuers incorporated in the U.S. should not apply to Iterum

While not required by Irish law, we understand that it has become market practice for companies whose share capital is listed on Euronext Dublin or the London Stock Exchange ("LSE") to generally limit the share allotment and issuance authority to an amount equal to 33% of their issued share capital for a period of 12 to 18 months and to generally limit the opt-out of the statutory pre-emption right to only 10% of their issued share capital (plus up to an additional 10% of the issued share capital if the additional 10% is used to finance an acquisition or a specified capital investment) for a period of 12 to 15 months. While these limitations in size and duration on share issuance authorities are part of the corporate governance framework applicable to companies whose share capital is listed on Euronext Dublin or the LSE (regardless of whether such companies are incorporated in Ireland or elsewhere), our shares are not, and never have been, listed on the Euronext Dublin or the LSE, and we are not subject to Euronext Dublin or the LSE share listing rules or corporate governance standards applicable to companies whose share capital is listed on Euronext Dublin or the LSE.

We are required to seek shareholder approval for the additional share capital proposals because we are incorporated in Ireland. However, our ordinary shares are listed solely on the Nasdaq Capital Market and as such, we believe that our shareholders expect us to, and we are committed to, follow customary U.S. capital markets practices, U.S. corporate governance standards and Nasdaq and SEC rules and regulations. We also believe that applying the standards and market practices of a market where our shares are not listed would be inappropriate and not in the best interests of our Company or our shareholders, especially in circumstances where we are committed to complying with the governance rules and practices of the actual capital market for our shares, the Nasdaq Capital Market, which imposes its own restrictions on share issuances for the protection of shareholders.

We understand that certain proxy advisory firms used to apply their United Kingdom and Ireland voting guidelines in formulating their voting recommendations on share issuance authorities proposals for Irish-incorporated U.S.-listed companies, meaning that they used to apply or take into account the market practice for companies whose share capital was listed on Euronext Dublin or the LSE in formulating their voting recommendations on share issuance authorities proposals for Irish-incorporated companies, even if their shares were not listed on Euronext Dublin or the LSE. There has been a recent change of approach and we understand that certain proxy advisory firms are now recommending a vote for resolutions to authorize the issuance of up to 20% of the issued share capital, where not tied to a specific transaction or financing proposal, and up to 50% for pre-revenue or other early stage companies heavily reliant on periodic equity financing. For all of the reasons discussed above and below, we do not believe that adhering to any of these limitations is appropriate for us.

We also understand that some Irish-incorporated companies that are listed solely on U.S. stock exchanges have adhered to these limitations (or variations thereof) with respect to their own share issuance authorities. However, those companies may have business and capital-raising needs and strategies that differ from ours or may have different approaches for creating shareholder value.

We believe that these limitations would disadvantage us relative to our U.S.- incorporated U.S.-listed peers.

Companies that are incorporated and exchange-listed in the United States are not generally required to and therefore do not seek shareholder approval to renew their authority to allot and issue shares or to opt out of the statutory preemption right. In this regard, companies that are incorporated and publicly-traded in the United States generally do not grant all of their shareholders pre-emptive rights on new issuances of shares for cash. Instead, U.S. investors generally appear to accept that companies often need to access capital markets quickly, and that potential concerns associated with affording management flexibility in this respect are adequately protected against by other factors, including the shareholder approval requirements of U.S. exchanges with respect to share issuances.

Shareholder approval of the additional share capital proposals does not mean that our board of directors would have no limits on future share issuances.

Iterum is considered to be a U.S. domestic reporting company under SEC rules and is subject to the same shareholder approval rules with respect to share issuances as other U.S.-incorporated companies listed on Nasdaq. For example, Nasdaq rules generally require shareholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if, after a transaction, a single investor or affiliated investor group acquires, or has the right to acquire, 20% or more of the outstanding ordinary shares (or securities convertible into or exercisable for ordinary shares) or voting power of an issuer and such ownership would be the largest ownership position of the issuer). Likewise, shareholder approval is required under the Nasdaq rules prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the ordinary shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, which alone or together with sales by officers, directors or substantial shareholders of the company, equals 20% or more of the ordinary shares or 20% or more of the voting power outstanding before the issuance. Moreover, with limited exceptions, our board of directors must also seek shareholder approval of equity compensation plans, including material revisions of such plans.

Specific Rationale for Proposals Nos. 1, 2 and 3

We need the ability to execute on our business and growth strategy without competitive disadvantage.

As we continue the early stages of the commercialization of ORLYNVAH™ in the United States, we have, as expected, incurred increased costs and operating expenses associated with such commercialization activities, and we expect that such costs and expenses will further increase as we seek to continue to build out the commercial sales team. As a result of the foregoing, we will need to continue to rely heavily on access to the capital markets in order to fund our operations, until such time, if ever, that substantial positive cash flows have been achieved from the commercialization of ORLYNVAH™ in the United States, which may never occur.

Specifically, our future capital requirements will depend on numerous factors, including, without limitation, the costs and success of the commercialization of ORLYNVAH™ in the United States; the costs of commercial manufacturing arrangements; the costs of preparing, filing and prosecuting patent applications and maintaining, enforcing and defending intellectual property-related claims; the costs and timing of capital asset purchases; our ability to establish research collaborations, strategic collaborations, licensing or other arrangements; the costs to satisfy our obligations under current and potential future collaborations; and the timing, receipt, and amount of revenues or royalties, if any, from any approved drug candidates. Our future capital requirements are subject to numerous risks and uncertainties associated with the research, development and commercialization of pharmaceutical product candidates.

We believe that the Share Allotment Proposals are in the best interests of our shareholders because they provide our board of directors the flexibility, consistent with its fiduciary duties, to allow us, subject to applicable shareholder approval and other requirements of Nasdaq and the SEC, to efficiently and cost-effectively access the capital markets without the competitive disadvantage and risks associated with seeking transaction-specific shareholder approvals. Our growth strategy depends on our ability to research, develop, and commercialize our product candidates, which requires significant capital. Our board of directors and management rely heavily on having the flexibility to quickly take advantage of opportunities to raise capital through share issuances for cash.

In recent years, the flexibility provided by having a sufficient number of unissued and unreserved authorized ordinary shares available for issuance has allowed us to pursue a number of financing transactions that were critical to our development. In addition, we believe that seeking the directors’ allotment authority proposal and the pre-emption rights opt-out proposal for an additional five years instead of seeking general re-approval of our share issuance authorities on a more frequent basis is in the best interests of our shareholders because seeking general re-approval of our share issuance authorities on a more frequent basis would subject us to the competitive disadvantage risk, particularly given the 75% vote threshold required to dis-apply the statutory pre-emption right.

Even if Proposal Nos. 1 and 2 are approved, if Proposal No. 3 is not also approved, in any capital raising transaction where we propose to issue shares (including rights to acquire shares) for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such financing transaction, thus potentially limiting our ability to achieve strategic goals that we believe are in the best interests of our shareholders including the ongoing commercialization of ORLYNVAH™ in the United States.

PROPOSAL NO. 2 – DIRECTORS' ALLOTMENT AUTHORITY

This resolution proposes, subject to and conditional upon the approval by our shareholders of the authorized share capital increase proposal (Proposal No. 1), to provide the board of directors with the requisite authority to allot and issue shares up to the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 1).

Overview

Under Irish law, directors of an Irish public limited company must have specific authority from shareholders to issue any shares, warrants, convertible instruments or options, even if such shares are part of the company’s authorized but unissued share capital. Pursuant to resolutions passed at our 2023 annual general meeting of shareholders held on May 3, 2023, our board of directors is currently authorized to allot and issue new shares without shareholder approval up to the amount of our currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital until May 3, 2028.

To ensure that the board of directors continues to have full authority to issue shares, warrants, convertible instruments or options following the authorized share capital increase proposal (Proposal No. 1), we are proposing that shareholders grant our board of directors authority to allot and issue shares up to the amount of our newly increased authorized but unissued share capital following the passing of the authorized share capital increase proposal (Proposal No. 1) for a five-year period to expire on , 2031 (or such date that is five years after the date shareholders approve this Proposal No. 2).

The provision of this authority is fundamental to our business and capital management because it enables us to issue shares and potentially raise capital. Approval of the directors’ allotment authority proposal would provide the board of directors with flexibility to issue shares up to the maximum of our authorized but unissued share capital, subject to applicable shareholder approval and other requirements of the SEC and Nasdaq. The renewed authority would apply to the issuance of shares and other securities convertible into or exercisable or exchangeable for our shares.

Approval of this authority would not exempt us from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations.

In addition, we follow U.S. capital markets and governance standards to the extent permitted by Irish law and emphasize that this authorization is required as a matter of Irish law and is not otherwise required for other U.S. incorporated companies listed on Nasdaq with which we compete.

Certain Effects of the Proposal

If shareholders do not approve this Proposal No. 2, our board of directors' currently existing authority to allot and issue shares up to the amount of our currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital will continue to apply until May 3, 2028. This would limit us to issuing 19,987,030 ordinary shares based on the amount of authorized ordinary shares unissued or unreserved and therefor available for issuance as of November 30, 2025, and we would have no flexibility for any future ordinary share issuances, including equity or equity-linked capital raises.

Failure to obtain approval of this Proposal No. 2 will restrict the Company’s ability to raise additional capital, and the Company’s operations, financial condition and ability to continue as a going concern may be materially and adversely affected, which will likely result in a bankruptcy, liquidation, dissolution, wind-down of operations or similar proceeding or outcome in which shareholders would be unlikely to receive any meaningful distribution or return on their investment.

The approval of the directors’ allotment authority proposal (Proposal No. 2) will become effective only if the authorized share capital increase proposal (Proposal No. 1) is approved by our shareholders.

Required Vote

Under Irish law, the resolution in respect of the directors’ allotment authority proposal (Proposal No. 2) is an ordinary resolution that requires the affirmative vote of a majority of the votes cast at the EGM.

The text of the resolution in respect of the directors’ allotment authority proposal is as follows:

“THAT, subject to and conditional upon the approval by the Company's shareholders of the authorized share capital increase proposal (Proposal No. 1), the Company's directors be and they are, with effect from the passing of this resolution, hereby generally and unconditionally authorized pursuant to Section 1021 of the Irish Companies Act 2014 to exercise all powers of the Company to allot and issue relevant securities (within the meaning of Section 1021 of the Irish Companies Act 2014) up to the amount of the Company’s authorized but unissued share capital immediately following the passing of the authorized share capital increase proposal provided that this authority shall expire five years from the date of passing of this resolution and provided that the Company may, before such expiry, make an offer or agreement which would or might require relevant securities to be allotted or issued after such expiry and the directors may allot or issue relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE DIRECTORS' ALLOTMENT AUTHORITY PROPOSAL (PROPOSAL NO. 2) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE DIRECTORS' ALLOTMENT AUTHORITY PROPOSAL.

PROPOSAL NO. 3 —PRE-EMPTION RIGHTS OPT-OUT

This resolution proposes, subject to and conditional upon the approval by the Company’s shareholders of the directors’ allotment authority proposal (Proposal No. 2), to empower our board of directors to allot the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 1) for cash otherwise than in accordance with the statutory pre-emption right under the Irish Companies Act 2014.

Overview

Under Irish law, unless otherwise authorized by shareholders, when an Irish public limited company issues shares for cash (including rights to subscribe for or otherwise acquire any shares) to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). The statutory pre-emption right, if not dis-applied, affords existing shareholders the right to purchase any new shares that we propose to issue for cash in order to maintain their proportionate ownership interests in the Company following the issuance of those shares. Under Irish law, the authority to opt-out of the pre-emption right can be granted by shareholders for a maximum period of five years, at which point it must be renewed by shareholders. Pursuant to authorities granted by shareholders at an extraordinary general meeting of the Company on October 8, 2024, the board is authorized to issue new shares for cash, up to a maximum of our existing authorized but unissued share capital, without first offering them to existing shareholders, thereby opting out of the statutory pre-emption right.

This Proposal No. 3 provides that for a period expiring five years from the date of the approval of this Proposal No. 3, our board would be empowered to issue shares for cash pursuant to the authority conferred by the directors’ allotment authority proposal (Proposal No. 2) (if approved) up to the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 1) (if approved) on the basis that statutory pre-emption rights under the Irish Companies Act 2014 will not apply to such issuances. The authority sought in this proposal is fundamental to our business and capital management initiatives because it facilitates our ability to issue shares (and rights to acquire shares), including, the proposed near term capital-raising activities.

Competitive Disadvantage if Not Approved

The Company’s ordinary shares are not listed on Euronext Dublin nor on the LSE. The Company follows U.S. capital markets practices (to the extent permitted by Irish law) and the governance standards of Nasdaq. The opt-out authorization sought in this pre-emption rights opt-out proposal is required as a matter of Irish law and is not otherwise required for many companies with which we compete. Receipt of this authority would merely place us on par with other Nasdaq-listed companies, which may not be subject to a similar statutory pre-emption right.

The granting of the pre-emption opt-out authority eliminates the competitive disadvantage we are placed at compared to non-Irish, Nasdaq listed public companies and the risks associated with seeking transaction-specific shareholder approvals or having to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming and costly pro-rata rights offering.

For example, in July 2024 we did not have a sufficient pre-emption opt-out authority to effect a regular offering and so in order to fund our ongoing operations, we launched a rights offering (the "2024 Rights Offering") whereby each shareholder and certain eligible warrant holders received one subscription right for every ordinary share owned and every ordinary share issuable upon exercise of eligible warrants at 5:00 p.m., Eastern Time, on July 16, 2024, entitling its holder to purchase 0.50 units. Each whole unit consisted of (a) one ordinary share, (b) a warrant to purchase 0.50 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance. Each subscription right entitled its holder to purchase 0.50 Units, at a subscription price of $0.605 per 0.50 Units.

The 2024 Rights Offering closed on August 9, 2024 and resulted in aggregate net proceeds, after deducting estimated fees and expenses (including dealer-manager fees), of approximately $5.8 million in the aggregate (assuming no exercise of the any warrants included in the Units sold by us in the 2024 Rights Offering). The 2024 Rights Offering was time-consuming and costly, taking approximately three and a half months to implement and with costs in excess of $1.6 million (including dealer-manager fees).

Approval of this authority would not exempt the Company from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations.

Certain Effects of the Proposal

If our shareholders do not approve this Proposal No. 3, our board of directors' currently existing authority to opt out of the statutory pre-emption right up to the amount of the Company's currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital will continue to apply until May 3, 2028. This would mean that, for any additional authorized but unissued shares created under the authorized share capital increase proposal (Proposal No. 1) that we may propose to issue for cash, we would generally first have to offer those shares to all of our existing shareholders on the same or more favorable terms pro-rata to the existing shareholders. As a result of this limitation, in any potential future capital raising transaction where we propose to issue shares (including rights to acquire shares) for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such a cash financing transaction, thus potentially limiting our ability to advance the development of our product candidates and otherwise achieve strategic goals that we believe are in the best interests of our shareholders.

The statutory pre-emption right applies only to share issuances for cash consideration; accordingly, it does not apply where we issue shares for non-cash consideration (such as in a share exchange transaction or in any transaction in which property other than cash is received by us in payment for shares) or where we issue shares pursuant to our employee equity compensation plans.

The approval of the pre-emption rights opt-out proposal (Proposal No. 3) will become effective only if the authorized share capital increase proposal (Proposal No. 1) and the directors’ allotment authority proposal (Proposal No. 2) are approved by the Company's shareholders. Therefore, unless shareholders approve Proposal No. 1 and Proposal No. 2, this Proposal No. 3 will fail and not be implemented, even if shareholders approve this Proposal No. 3.

Required Vote

Under Irish law the resolution in respect of the pre-emption rights opt-out proposal (Proposal No. 3) is a special resolution that requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the EGM (including any adjournment thereof) in order to be approved.

The text of the resolution in respect of this proposal is as follows:

“THAT, subject to and conditional upon the approval by the Company's shareholders of the directors’ allotment authority proposal (Proposal No. 2), the Company's directors be and are, with effect from the passing of this resolution, hereby empowered pursuant to Section 1023 of the Irish Companies Act 2014 to allot equity securities within the meaning of the said Section 1023 for cash pursuant to the authority conferred by the directors’ allotment authority proposal up to an aggregate nominal amount equal to the authorized but unissued share capital of the Company immediately following the passing of the authorized share capital increase proposal (Proposal No. 1) as if Section 1022 of the Irish Companies Act 2014 did not apply to any such allotment provided that this authority shall expire five years from the passing of this resolution and provided that the Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Company's directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this resolution had not expired.”

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PRE-EMPTION RIGHTS OPT-OUT PROPOSAL (PROPOSAL NO. 3) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE PRE-EMPTION RIGHTS OPT-OUT PROPOSAL.

PROPOSAL NO. 4: REVERSE SHARE SPLIT PROPOSAL

Background to and Reasons for the Reverse Share Split Proposal

Our board of directors is seeking approval for a reverse share split with the primary purpose of increasing the price of our ordinary shares in order to meet the price criteria for continued listing on the Nasdaq Capital Market, if our board of directors determines that it is necessary to do so by implementing a reverse share split.

On August 25, 2025, Nasdaq notified us that we no longer satisfied Nasdaq Listing Rule 5550(a)(2), which requires us to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”) for continued listing on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq granted us 180 calendar days, through February 23, 2026 (the “Bid Price Compliance Date”), to regain compliance with the Bid Price Rule, which requires that the closing bid price of our ordinary shares be at least $1.00 for a minimum of 10 consecutive business days. We remain out of compliance with the Bid Price Rule as of the date hereof.

Additionally, on December 11, 2025, Nasdaq notified us that we no longer meet the requirements of Nasdaq Listing Rule 5550(b)(2), which requires listed companies on the Nasdaq Capital Market to maintain a minimum Market Value of Listed Securities (“MVLS”) of $35 million (the “Minimum MVLS Requirement”). The notification letter from Nasdaq stated that our MVLS had been below $35 million for the last 30 consecutive business days prior to the date of the letter on December 11, 2025, and, as a result, we no longer meet this continued listing requirement. The Nasdaq letter also noted that we do not meet the additional requirements under Nasdaq Listing Rules 5550(b)(1) and 5550(b)(3) relating to minimum shareholder equity or net income standards. In accordance with the Nasdaq Listing Rule 5810(c)(3)(C), we have been provided a compliance period of 180 calendar days, until June 9, 2026 (the “MVLS Compliance Date”), to regain compliance with the Minimum MVLS Requirement. To regain compliance, our MVLS must close at $35 million or more for a minimum of ten consecutive business days, at which time Nasdaq would provide written confirmation that we have regained compliance with the Minimum MVLS Requirement.

If we do not regain compliance with the Minimum MVLS Requirement by the MVLS Compliance Date, we will receive written notification that our securities are subject to delisting. At that time, we may appeal the delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”) pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if we receive a delisting notice and appeal the delisting determination by the Staff to the Panel, such appeal would be successful.

If we are unable to regain compliance with the Bid Price Rule by the Bid Price Compliance Date, we could be eligible for an additional 180-day compliance period. However, to qualify, we are required to have regained compliance with the Minimum MVLS Requirement, to meet the continued listing requirement for market value of publicly held shares and to meet all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Rule. We are not currently eligible for an additional 180-day compliance period. If we were to become eligible for such additional period, we will need to provide written notice of our intention to cure the deficiency during the second compliance period, including by effecting a reverse share split, if necessary. However, if it appears to Nasdaq that we will not be able to cure the deficiency, or if we are not otherwise eligible (by virtue of having failed to regain compliance with the Minimum MVLS Requirement or otherwise), Nasdaq will provide notice that our ordinary shares are to be subject to delisting, at which time we may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.

In the event we are delisted from the Nasdaq Capital Market, the only established trading market for our ordinary shares would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, our shares. Delisting would likely also reduce the visibility, liquidity and value of our ordinary shares, including as a result of reduced institutional investor interest in our Company, may increase the volatility of our ordinary shares and make it more difficult for us to raise capital via issuance of ordinary shares. Delisting could also cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting a reverse share split may, if necessary, help us avoid delisting from the Nasdaq Capital Market and any resulting consequences.

Accordingly, on December 23, 2025, our board of directors unanimously approved a shareholder proposal to approve a reverse share split of our share capital by way of the consolidation of a number of ordinary shares that is not less than 10 ordinary shares and not more than 15 ordinary shares into one ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by our board of directors in its absolute discretion), which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value) in the capital of the Company, and the subsequent immediate reduction in the nominal value of each of the authorized but unissued and authorized and issued ordinary shares from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each (the “Reverse Share Split”). The implementation of the Reverse Share Split is subject to and conditional upon our board of directors determining, in its sole discretion, that a reverse share split is necessary for us to comply with the Bid Price Rule (with the consolidation ratio to be determined in the discretion of our board of directors within the parameters described). If we have regained compliance with the Bid Price Rule within the time permitted by Nasdaq, for example, due to the increase in our share price for a minimum of 10 consecutive business days on or before the Bid Price Compliance Date, our board of directors may still determine to implement the Reverse Share Split if it considers that it would be necessary to do so in order to maintain compliance with the Bid Price Rule. However, in no event will the Reverse Share Split occur after the date of our annual general meeting of shareholders in 2026. If our board of directors does not determine that a reverse share split is necessary for us to comply with the Bid Price Rule prior to the date of our annual general meeting of shareholders in 2026, our board of directors will be deemed to have abandoned the Reverse Share Split.

In addition to enabling us to comply with the Bid Price Rule, our board of directors believes that, if the Reverse Share Split is implemented, the expected increased share price could encourage investor interest and improve the marketability of our ordinary shares to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced shares, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced shares or tend to discourage individual brokers from recommending low-priced shares to their customers. Additionally, because brokers' commissions on low-priced shares generally represent a higher percentage of the share price than commissions on higher-priced shares, the current share price of our ordinary shares may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price that may result from the Reverse Share Split, if implemented, could enable institutional investors and brokerage firms with such policies and practices to invest in our ordinary shares.

Although we expect that the Reverse Share Split, if implemented, will result in an increase in the market price of our ordinary shares, the Reverse Share Split may not result in a permanent increase in the market price of our ordinary shares, which would be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.

In evaluating the Reverse Share Split Proposal, our board of directors has taken into consideration negative factors associated with reverse share splits. These factors include the negative perception of reverse share splits held by many investors, analysts and other stock market participants, as well as the stock price of some companies that have effected reverse share splits experiencing a subsequent decline back to pre-reverse share split levels. In recommending the Reverse Share Split Proposal, our board of directors determined that these potential negative factors were significantly outweighed by the potential benefits. The approval of the Reverse Share Split Proposal is not dependent or conditioned on approval of Proposal No. 1, Proposal No. 2 or Proposal No. 3.

OUR BOARD OF DIRECTORS, IN ITS SOLE DISCRETION AND WITHOUT FURTHER SHAREHOLDER APPROVAL, MAY DECIDE NOT TO PROCEED WITH IMPLEMENTING, AND MAY ABANDON, THE REVERSE SHARE SPLIT.

Certain Risks Associated with the Reverse Share Split

There can be no assurance that the total market capitalization of our ordinary shares after the proposed Reverse Share Split, if implemented, will be equal to or greater than the total market capitalization before the proposed Reverse Share Split or that the per share market price of our ordinary shares following the proposed Reverse Share Split will increase in proportion to the reduction in the number of our ordinary shares outstanding in connection with the proposed Reverse Share Split. Also, we cannot assure you that the proposed Reverse Share Split, if implemented, would lead to a sustained increase in the trading price of our ordinary shares. The trading price of our ordinary shares may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. The proposed Reverse Share Split, if implemented, will not have an effect on the actual or intrinsic value of our business or a shareholder's proportional ownership in our Company (subject to the treatment of fractional shares). However, should the overall value of our ordinary shares decline after the proposed Reverse Share Split, if implemented, then the actual or intrinsic value of the ordinary shares held by you will also proportionately decrease as a result of the overall decline in value.

Further, the liquidity of our ordinary shares may be harmed by the proposed Reverse Share Split, if implemented, given the reduced number of shares that would be outstanding after the Reverse Share Split, particularly if the expected increase in share price as a result of the Reverse Share Split is not sustained. For instance, the proposed Reverse Share Split, if implemented, may increase the number of shareholders who own odd lots (less than 100) of our ordinary shares, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If the Reverse Share Split is implemented, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our ordinary shares may not improve.

While our board of directors has proposed the Reverse Share Split Proposal for the purpose of enabling us to bring or maintain the price of our ordinary shares above $1.00 per share in order to comply with the requirements for the continued listing of our ordinary shares on Nasdaq, if the Reverse Share Split is implemented, there is no guarantee that the price of our ordinary shares will not decrease in the future, or that our ordinary shares will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our ordinary shares will remain at or above $1.00 for 10 consecutive trading days, whether following the implementation of the Reverse Share Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency. Additionally, even if the Reverse Share Split is approved and our board of directors determines to implement the Reverse Share Split, due to the timing required to effect the Reverse Share Split we will not regain compliance with the Bid Price Rule until after the Bid Price Compliance Date. We would therefore receive a delisting letter from Nasdaq on February 24, 2026, at which point we would file for an appeal while we complete the Reverse Share Split process. If we are able to regain compliance with the Bid Price Rule while the appeal is pending, the hearing with Nasdaq would be cancelled.

Effect of the Reverse Share Split

If the Reverse Share Split Proposal is approved by our shareholders and our board of directors determines that it is necessary to implement the Reverse Share Split for us to comply with the Bid Price Rule, with effect from implementation of the Reverse Share Split, the number of our authorized and issued ordinary shares will be reduced in proportion to the consolidation ratio to be determined in the discretion of our board of directors within the parameters described. As of the effective time of the Reverse Share Split, we would also adjust and proportionately decrease the number of our ordinary shares reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all share options, warrants and other rights to acquire our ordinary shares; we would also adjust and proportionately decrease the number of our ordinary shares that would be issued upon vesting of outstanding restricted share unit awards. In addition, as of the effective time of the Reverse Share Split, we would adjust and proportionately decrease the total number of our ordinary shares that may be the subject of future grants under our share plans. The proposed Reverse Share Split, if implemented, would also proportionately reduce the number of authorized and unissued ordinary shares under our memorandum and articles of association. Following the implementation of the Reverse Share Split, we would be required to file an amended memorandum and articles of association with the Irish Companies Registration Office to reflect the Reverse Share Split. A form of amended memorandum and articles of association, to reflect the Reverse Share Split, if implemented, is attached to this proxy statement as Appendix B.

The Reverse Share Split would, if implemented, be effected simultaneously for all of our issued and outstanding ordinary shares. The Reverse Share Split would affect all of our shareholders uniformly and would not change any shareholder's percentage ownership interest in our company, except to the extent that the Reverse Share Split would result in any of our shareholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Share Split and in lieu thereof, to the extent that we have the ability to aggregate and sell such shares on the market (see further below under "—Fractional Shares"), any shareholders that would otherwise be entitled to receive a fractional share will be entitled to receive a cash payment in an amount equal to the net cash proceeds attributable to the sale of such fractional entitlement following the aggregation and sale by the Company on behalf of each of the relevant shareholders of all of our ordinary shares that they would otherwise be entitled to receive, on the basis of prevailing market prices at such time. In connection with such proportionate adjustments, the number of ordinary shares issuable upon exercise of outstanding share options or vesting of restricted share units will be rounded down to the nearest whole share, the exercise prices of share options will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding. The Reverse Share Split, if implemented, would not change the rights attaching to our ordinary shares. The Reverse Share Split, if implemented, is not intended as, and would not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Following the Reverse Share Split, if implemented, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

After the effective time of the Reverse Share Split, if implemented, our ordinary shares will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and share certificates with the older CUSIP numbers (if any) will need to be exchanged for share certificates with the new CUSIP numbers by following the procedures described below.

The following table sets forth (i) the number of our ordinary shares that would be authorized and issued, (ii) the number of our ordinary shares that would be reserved for issuance pursuant to outstanding share options, warrants and restricted share units, and (iii) the weighted-average exercise price of outstanding share options and warrants, in each case assuming the Reverse Share Split were implemented as of November 30, 2025, at ratios of 1-for-10 and 1-for-15, which reflect the low end and high end of the range of Reverse Share Split ratios our shareholder are being asked to approve, and not taking into account any adjustments for fractional shares that it is necessary to cancel (see further below under "—Fractional Shares").

	Before Reverse Share Split	Reverse Share Split Ratio of 1-for-10	Reverse Share Split Ratio of 1-for-15
Number of Ordinary Shares Authorized and Issued	52,835,203	5,283,520	3,522,347
Number of Ordinary Shares Reserved for Issuance Pursuant to Outstanding Share Options and Warrants	7,177,767	717,777	478,518
Weighted-Average Exercise Price of Outstanding Share Options and Warrants	$2.66	$26.62	$39.94

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Share Split Proposal, except to the extent of their ownership of our ordinary shares and securities convertible into, settleable in, or exercisable for our ordinary shares, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Share Split Proposal as all of our other outstanding ordinary shares and securities convertible into, settleable in, or exercisable for our ordinary shares.

Authorized Share Capital

At the date of this proxy statement, our authorized share capital is US$1,800,000 divided into 80,000,000 ordinary shares of $0.01 (nominal value) each and 100,000,000 preferred shares of US$0.01 (nominal value) each. If the Reverse Share Split Proposal is approved and our board of directors determines, in its sole discretion, that a reverse share split is necessary for us to comply with the Bid Price Rule, following implementation of the Reverse Stock Split at a ratio to be determined by our board of directors, the number of ordinary shares of our authorized share capital would decrease by between approximately 72,000,000 ordinary shares and 74,666,667 ordinary shares depending on the ratio determined by our board of directors in its absolute discretion. Consequently, our authorized share capital would be between approximately US$1,080,000 and US$1,053,333 divided into between approximately 8,000,000 ordinary shares and 5,333,333 ordinary shares of $0.01 (nominal value) each and 100,000,000 preferred shares of $0.01 (nominal value) each. The Reverse Share Split, if implemented, will not change the number of authorized preferred shares.

If Proposal No. 1, the authorized share capital increase proposal, is also approved, then following the reverse share split, our authorized share capital would be between approximately US$1,130,000 and US$1,086,666 divided into between approximately 13,000,000 ordinary shares and 8,666,666 ordinary shares of $0.01 (nominal value) each and 100,000,000 preferred shares of $0.01 (nominal value) each.

Procedure for Effecting a Reverse Share Split and Exchange of Share Certificates

If shareholders approve the Reverse Share Split Proposal, and our board of directors determines, in its sole discretion, that a reverse share split is necessary for us to comply with the Bid Price Rule, we will publicly announce our intention to proceed with the Reverse Share Split. Such announcement will specify the effective time and date of the Reverse Share Split, and the number of ordinary shares which will be consolidated into one ordinary share for the purpose of effecting the Reverse Share Split.

Beginning at the effective time, each certificate representing ordinary shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Share Split. Following the effective time of the Reverse Share Split, if implemented, shareholders holding physical certificates, if any, would need to exchange those certificates and would receive a replacement physical certificate for the whole number of certificated shares owned after the effect of the Reverse Share Split and a cash payment in lieu of any fractional shares. Our ordinary shares will also receive a new CUSIP number.

If the Reverse Share Split is implemented, our transfer agent will advise shareholders holding certificates of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to shareholders. No written confirmations will be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Shareholders should not destroy any share certificate(s) and should not submit any certificate(s) until requested to do so.

Certain of our registered shareholders hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not hold physical certificates evidencing their ownership of our ordinary shares. However, they are provided with a statement reflecting the number of our ordinary shares registered in their accounts.

If a shareholder holds ordinary shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Share Split shares or payment in lieu of fractional shares, if applicable. If a shareholder is entitled to post-Reverse Share Split shares, a transaction statement will automatically be sent to the shareholder's address of record indicating the number of our ordinary shares held following the Reverse Share Split.

If the Reverse Share Split is implemented, we intend to treat shareholders holding our ordinary shares in "street name," through a broker, bank or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Brokers, banks or other nominees will be instructed to effect a reverse share split for their beneficial holders holding our ordinary shares in "street name." However, these brokers, banks or other nominees may have different procedures than registered shareholders for processing a reverse share split. If you hold your shares with a broker, bank or other nominee and have any questions in this regard, we encourage you to contact your nominee.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Share Split, if implemented. Instead, we will aggregate the fractional entitlements of shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the number of ordinary shares which our board of directors ultimately determines should be consolidated into one ordinary share pursuant to the Reverse Stock Split, or because they hold less than the number of ordinary shares which our board of directors ultimately determines should be consolidated into one ordinary share pursuant to the Reverse Stock Split and, to the extent possible, sell such ordinary shares on the basis of prevailing market prices at such time. We will subsequently remit the proceeds of such sales, after deducting any applicable costs, to the shareholders who otherwise would be entitled to receive fractional shares and such shareholders will be entitled to receive a cash payment in lieu of such fractional entitlement in an amount equal to the net cash proceeds attributable to the sale of such fractional entitlement. Each (if any) of the authorized and issued ordinary shares of $0.01 (nominal value) that cannot be consolidated into 1 ordinary share pursuant to the Reverse Stock Split shall, immediately following the effective time of the Reverse Share Split, be acquired by us from the shareholders otherwise entitled thereto for no consideration and be cancelled.

No Appraisal Rights

No action is proposed herein for which the laws of Ireland, or our Constitution, provide a right to our shareholders to dissent and obtain appraisal of, or payment for, such shareholder's ordinary shares.

Reduction in the Nominal Value of the Ordinary Shares and Accounting Matters

If the Reverse Share Split is implemented, the nominal value per share of our ordinary shares will be consolidated from $0.01 to an amount within the range of $0.10 per share to $0.15 per share (depending on the share consolidation ratio chosen by our board of directors in its absolute discretion) and subsequently immediately reduced to $0.01 nominal value per share. Subject to non-material adjustments to cater for the cancellation of remaining fractional entitlements, the consolidation would not affect the total ordinary shareholders' equity on the balance sheet, although it would result in the share capital attributable to ordinary shares decreasing and the undenominated capital increasing. If the Reverse Share Split is implemented, reported per-share net income or loss and net book value would be higher because there would be fewer ordinary shares issued and outstanding and we would plan to adjust historical per share amounts set forth in our future financial statements.

Material U.S. Federal Income Tax Consequences of the Reverse Share Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Share Split to us and to U.S. Holders (as defined below) that hold our ordinary shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code"), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the "IRS"), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Share Split.

For purposes of this discussion, a "U.S. Holder" is a beneficial owner of our ordinary shares that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income.

In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, shareholders who hold our ordinary shares as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting shares.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our ordinary shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our ordinary shares and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Share Split, if implemented, to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Share Split, if implemented. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Share Split, if implemented, whether or not they are in connection with the proposed Reverse Share Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Share Split, if implemented, may not be the same for all shareholders.

Each shareholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Share Split, if implemented, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to the Company. The proposed Reverse Share Split is intended to be treated as a "recapitalization" pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Share Split.

Tax Consequences to U.S. Holders. A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Share Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional ordinary share, as discussed below. A U.S. Holder's aggregate adjusted tax basis in the ordinary shares received pursuant to the proposed Reverse Share Split should equal the aggregate adjusted tax basis of our ordinary shares exchanged therefor (reduced by the amount of such basis that is allocated to any fractional ordinary share for which the U.S. Holder receives cash). The U.S. Holder's holding period in our ordinary shares received pursuant to the proposed Reverse Share Split should include the holding period in our ordinary shares exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of ordinary shares surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of our ordinary shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Share Split, receives cash in lieu of a fractional ordinary share should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder's aggregate adjusted tax basis in the ordinary shares surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Share Split shares were held for one year or less at the effective time of the Reverse Share Split and long term if held for more than one year.

A U.S. Holder of our ordinary shares may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Share Split. A U.S. Holder of our ordinary shares will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our ordinary shares should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder's circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Share Split, if implemented.

Material Irish Tax Consequences of the Reverse Share Split

The following is a summary of the material Irish tax consequences of the proposed Reverse Share Split, if implemented, for beneficial holders of our ordinary shares. The summary does not purport to be a comprehensive description of all of the tax considerations that may be relevant to each shareholder. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this proxy statement. Changes in law and/or administrative practice may result in alteration of the tax considerations described below, possibly with retrospective effect.

The summary does not constitute legal or tax advice and is intended only as a general guide. The summary is not exhaustive and shareholders should consult their own tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the proposed Reverse Share Split, if implemented. The summary applies only to shareholders who hold their ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who acquired their ordinary shares, or who have, or who are deemed to have, acquired their ordinary shares by virtue of an Irish office or employment (performed or carried on in Ireland). Such persons may be subject to special rules and should consult their own tax advisors regarding such circumstances.

Irish Tax on Chargeable Gains

The current rate of tax on chargeable gains (where applicable) in Ireland is 33%.

Non-Irish Resident Shareholders

Shareholders that are not resident or ordinarily resident in Ireland and who do not hold our ordinary shares in connection with a trade or business carried on by them through a branch or agency in Ireland will not be subject to Irish tax on chargeable gains as a result of the proposed Reverse Share Split, if implemented.

Irish Resident Shareholders

Shareholders that are resident or ordinarily resident in Ireland for tax purposes or shareholders that hold their ordinary shares in connection with a trade or business carried on through a branch or agency in Ireland will, subject to the availability of any exemptions or reliefs, be within the charge to Irish tax on chargeable gains on the consolidation of their existing ordinary shares pursuant to the proposed Reverse Share Split, if implemented. Such shareholders should consult their own tax advisors on the Irish tax consequences of the proposed Reverse Share Split, if implemented.

The proposed Reverse Share Split will be intended, if implemented, to be treated as a "reorganization" of our share capital and, accordingly, should not result in a disposal by any such shareholder of any of our ordinary shares, except with respect to cash received in lieu of a fractional ordinary share, as discussed below. Instead, the ordinary shares held after the proposed Reverse Share Split should be treated as the same asset and as having been acquired at the same time and for the same consideration as the ordinary shares held before the Reverse Share Split (adjusted for any part of the consideration attributable to the part disposal in respect of the receipt of cash in lieu of a fractional ordinary share).

The receipt by such a shareholder of any cash in lieu of a fractional ordinary share should be treated as a part disposal of the shareholder's ordinary shares for Irish tax on chargeable gains in respect of the cash consideration received.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Irish stamp duty should not arise as a result of the Reverse Share Split, if implemented.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. HOLDERS OF OUR ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT, IF IMPLEMENTED, IN IRELAND.

Proposed Resolution

In light of the foregoing, the board of directors recommends that you vote in favor of the following resolution at the EGM:

RESOLVED, as an ordinary resolution, subject to and conditional upon the board of directors of the Company determining, in its sole discretion, at any time prior to the 2026 annual general meeting of the shareholders, that the Reverse Share Split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) (the Bid Price Rule):

i. THAT, such number of authorized but unissued ordinary shares of $0.01 (nominal value) each in the capital of the Company as the Board may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated with effect from such time and date as shall be determined by the board of directors of the Company (the "Effective Time") into 1 ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by the Board in its absolute discretion), which nominal value shall not be less than $0.10 (nominal value) each and not more than $0.15 each (nominal value) in the capital of the Company, provided that, where such consolidation would otherwise result in a fraction of an unissued consolidated ordinary share of such nominal value as the Board may determine, the number of existing unissued ordinary shares of $0.01 (nominal value) each that would otherwise constitute such fraction be cancelled, with effect from the Effective Time, pursuant to section 83(1)(f)(ii) of the Irish Companies Act 2014;

ii. THAT, such number of authorized and issued ordinary shares of $0.01 each (nominal value) in the capital of the Company as the Board may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated, with effect from the Effective Time, into 1 ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by the Board in its absolute discretion), which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value) in the capital of the Company, provided that, (1) where such consolidation would otherwise result in a shareholder being entitled to a fraction of an ordinary share, such fraction shall, so far as possible, be aggregated and consolidated with the fractions of a consolidated ordinary share to which other shareholders would otherwise be entitled and the board of directors of the Company be authorized to sell (or appoint any other person to sell) to any person, on behalf of the relevant shareholders, all the consolidated ordinary shares representing such fractions at the best price reasonably obtainable, (2) the net proceeds of any such sale shall be remitted in due proportion to the shareholders who would have been entitled to the fractions, (3) any director of the Company (or any person appointed by the board of directors of the Company) be authorized to execute an instrument of transfer in respect of such shares on behalf of the relevant shareholders and to do all acts and things the directors consider necessary or desirable to effect the transfer of such shares to, or in accordance with the directions of, any buyer of any such share; and (4) each (if any) of the authorized and issued ordinary shares of $0.01 (nominal value) each that cannot be consolidated into 1 ordinary share, including pursuant to (1) above be, with effect from the Effective Time, immediately acquired by the Company from the shareholders otherwise entitled thereto for no consideration. The existing ordinary shares so acquired shall be cancelled and the issued share capital of the Company shall be reduced by the nominal value of the existing ordinary shares so acquired and cancelled and any director of the Company (or any person appointed by the board of directors of the Company) be and is hereby authorized to execute an instrument of transfer (if necessary) in respect of such shares on behalf of the shareholders of the Company concerned and to do all acts and things that the directors consider necessary or desirable to effect the acquisition and cancellation of such shares; and

iii. THAT, the nominal value of each of the authorized but unissued ordinary shares in the capital of the Company and the nominal value of each of the authorized and issued ordinary shares in the capital of the Company resulting from the foregoing resolutions, be reduced, with effect from immediately after the Effective Time, to $0.01 each pursuant to section 83(1)(d) of the Irish Companies Act 2014, with the amount of such reduction being credited to the Company’s undenominated capital, other than the share premium account (the “Renominalization”).

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the Reverse Share Split Proposal (Proposal No. 4).

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE REVERSE SHARE SPLIT PROPOSAL (PROPOSAL NO. 4) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE REVERSE SHARE SPLIT PROPOSAL.

OTHER MATTERS

The board of directors knows of no other business which will be presented at the EGM. If any other business is properly brought before the EGM, proxies will be voted in accordance with the judgment of the persons named therein.

Solicitation of Proxies

This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. In addition to the solicitation of proxies by mail, we expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. Our directors, officers and employees may also, without additional remuneration, solicit proxies in person or by use of other communications media.

Householding of Annual and Extraordinary Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that unless otherwise instructed only one copy of our proxy statement may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland, Attention: Investor Relations, or orally by calling +353 1 9038354. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address or phone number.

Shareholder Proposals for 2026 Annual General Meeting of Shareholders

Proposals of shareholders intended to be presented at our 2026 annual general meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland, no later than March 30, 2026, in order to be included in the proxy statement and proxy card relating to that meeting.

In addition, shareholders who intend to present matters for action at our 2026 annual general meeting or nominate directors for election to our board of directors (other than pursuant to Rule 14a-8) must comply with the requirements set forth in our Constitution. For such matters under our Constitution, proper written notice must be received by our secretary at our registered office at the address noted above, no earlier than March 30, 2026 and no later than April 29, 2026; except if the date of the 2026 annual general meeting is changed by more than thirty (30) days from the first anniversary date of the 2025 annual general meeting, the shareholder’s notice must be so received no earlier than one hundred and twenty (120) days prior to such annual general meeting and no later than the close of business on the later of (i) the 90th day prior to such annual general meeting or (ii) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made.

In addition to satisfying the requirements of the advance notice provisions of our Constitution, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at our 2026 annual general meeting must provide us with the information required by Rule 14a-19(b) under the Exchange Act.

Important Notice of the Internet Availability of Proxy Materials for the Extraordinary General Meeting:

The Notice and Proxy Statement are available at https://central.proxyvote.com/pv/web.

APPENDIX A

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

(as amended by all resolutions up to and including [February [ ], 2026])

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

1.
The name of the Company is Iterum Therapeutics public limited company.
2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014.
3.
The objects for which the Company is established are:
a.
To carry on the business of a holding company and to coordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatsoever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on, in all its branches, the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed necessary or appropriate by the Company’s board of directors and to exercise its powers as a shareholder of other companies.
b.
To carry on the business of a pharmaceuticals company and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical, medicinal or healthcare character and to hold intellectual property rights and to do all things usually done by persons carrying on the above mentioned activities or any of them or likely to be required in connection with any such activities.
c.
To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.
d.
To establish, maintain and operate laboratories for the purposes of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.
e.
To invest (including long-term investments in, and acquisitions of, the shares or other securities or ownership interests in other companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.
f.
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.
g.
To acquire and hold shares and stocks of any class or description, debentures, debenture stocks, bonds, bills, mortgages, obligations, investments, partnership interests, limited partnership interests, trust interests, membership interests and other securities or ownership interests of all descriptions and of any kind issued or guaranteed by any company or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public, municipal, local or other authority or body of whatever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.
h.
To remunerate by cash payments or allotment of shares or securities or other ownership interests (including rights to acquire shares or securities or other ownership interests) of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company's capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.
i.
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.
j.
To acquire by purchase, exchange, lease, fee, farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.
k.
To erect or secure the erection of buildings or other structures of any kind with a view of occupying or letting them or otherwise utilising them and to enter into any contracts or leases and to grant any licences necessary to effect the same.
l.
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and structures and to enter into contracts and arrangements of all kinds with tenants and others.
m.
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real property, chattels real or personal, movable or immovable, either in whole or in part.
n.
To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services and any other services deemed appropriate by the Company.
o.
To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or non-negotiable or transferable or non-transferrable instruments.
p.
To redeem, purchase, or otherwise acquire in any manner permitted by law any shares in the Company's capital or other securities or ownership interests of any kind issued by the Company.
q.
To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods, or by any other method whatsoever, the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest, dividends and other amounts due on or with respect to any security of any person, firm or company, including any company which is for the time being the Company's holding company (as defined by section 8 of the Companies Act 2014) or subsidiary (as defined by section 7 of the Companies Act 2014) or another subsidiary as defined by the said section of the Company's holding company (as defined by section 8 of the Companies Act 2014) or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.
r.
To lend the funds of the Company with or without security and at interest or free of interest.
s.
To raise or borrow or secure the payment of money, including by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets or rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee any or all of the liabilities of the Company, any other company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares, attending and voting at general meetings of the Company, appointment of directors and otherwise.
t.
To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company's assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company's business or to any other special rights, privileges, advantages or benefits.
u.
To reduce the share capital of the Company in any manner permitted by law.
v.
To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.
w.
To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons, and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of any such persons and to remunerate any person, firm or company rendering services to the Company or of any company which is a subsidiary of the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.
x.
To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.
y.
To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.
z.
To distribute either upon a distribution of assets or division of profits among the Members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.
aa.
To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.
bb.
To do and carry out all or any of the foregoing or following objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the business of insurance.
cc.
To apply for, purchase or otherwise acquire any patents, brevets d'invention, licences, trademarks, trade names, copyrights, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.
dd.
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company.
ee.
To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company.
ff.
To adopt such means of making known the Company and its products and services as may seem expedient.
gg.
To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.
hh.
To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

ii.
To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.
jj.
To make voluntary dispositions of all or any part of the property and rights of the Company and to make gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
kk.
To receive voluntary dispositions of all or any part of the undertakings, properties, assets or rights of any other corporation and to receive gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
ll.
To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company's undertakings, properties, assets or rights.

And it is hereby declared that (i) the word "company" in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anyway limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company and (ii) any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

4.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.
5.
The authorised share capital of the Company is US$2,300,000 divided into 130,000,000 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.
6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended Articles of Association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's Articles of Association for the time being.
7.
Capitalised terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

TABLE OF CONTENTS

PRELIMINARY	9
REGISTERED OFFICE	12
SHARE CAPITAL; ISSUE OF SHARES	13
ORDINARY SHARES	14
PREFERRED SHARES	14
CERTIFICATES FOR SHARES	15
REGISTER OF MEMBERS	15
TRANSFER OF SHARES	16
REDEMPTION AND REPURCHASE OF SHARES	18
VARIATION OF RIGHTS OF SHARES	18
LIEN ON SHARES	19
CALLS ON SHARES	20
FORFEITURE	21
NON-RECOGNITION OF TRUSTS	22
TRANSMISSION OF SHARES	22
AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL	23
CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE	24
GENERAL MEETINGS	25
NOTICE OF GENERAL MEETINGS	25
PROCEEDINGS AT GENERAL MEETINGS	26
VOTES OF MEMBERS	30
PROXIES AND CORPORATE REPRESENTATIVES	30
DIRECTORS	32
DIRECTORS' AND OFFICERS' INTERESTS	32
POWERS AND DUTIES OF DIRECTORS	34
MINUTES	35
DELEGATION OF THE BOARD'S POWERS	35
CHAIRPERSON AND EXECUTIVE OFFICERS	36
PROCEEDINGS OF DIRECTORS	36
RESIGNATION AND DISQUALIFICATION OF DIRECTORS	47
APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS	38
SECRETARY	40
SEAL	40
DIVIDENDS, DISTRIBUTIONS AND RESERVES	41
CAPITALISATION	42

ACCOUNTS	42
AUDIT	43
NOTICES	43
UNTRACED HOLDERS	45
DESTRUCTION OF DOCUMENTS	46
WINDING UP	47
INDEMNITY	47
FINANCIAL YEAR	49
SHAREHOLDER RIGHTS PLAN	49
BUSINESS COMBINATION	49

PRELIMINARY

1.
Sections 43(2), 43(3), 65(2)-(7), 77-81, 83(3), 94(1), 95(1), 96(2)-(11), 124, 125, 126(2) to (8), 144(3)-(4), 148(2), 158-165, 178(2), 180(5), 181(1), 181(6), 182(2), 182(5), 183(3), 186(c)(i), 187, 188, 193, 218(3)-(5), 229, 230, 338(5)-(6), 618(1)(b), 620(8), 1090, 1092, and 1113 of the Companies Act shall not apply to the Company. The provisions of the Companies Act which are stated therein to apply to a public limited company, save to the extent that its constitution is permitted to provide or state otherwise, will apply to the Company subject to the alterations contained in these Articles, and will, so far as not inconsistent with these Articles, bind the Company and its Members.
2.
2.1.
In these Articles:

"1990 Regulations"	The Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.
"address"	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Adoption Date"	means 30 May 2018.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Board from time to time to assist the Secretary.
"Auditors"	means the persons for the time being performing the duties of the statutory auditors of the Company.
"Board"	means the board of Directors for the time being of the Company.
"Chairperson"	means the chairperson of the Board from time to time and/or chairperson of a general meeting of the Company as the context may require.
"clear days"

means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect.

"Companies Act"	means the Companies Act 2014 and every statutory modification, replacement and re-enactment thereof for the time being in force.
"Company"	means Iterum Therapeutics plc.
"Court"	means the Irish High Court.
“Derivative Transaction”

means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial: (A) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (B) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (C) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes with respect to any securities of the Company, or (D) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

"Directors"	means the directors for the time being of the Company.
"dividend"	includes dividends, final dividends, interim dividends and bonus dividends.

"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature" "Enterprise"

shall have the meaning given to those words in the Electronic Commerce Act 2000.

means the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise or entity which a person is or was serving at the request of the Company;

"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
"Exchange Act"	means the Securities Exchange Act of 1934 of the United States of America.
"Member"	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.
"month" "Official"	means a calendar month. means a director, officer, secretary, employee, trustee, agent, partner, managing member, fiduciary or other official of the Company or another Enterprise;
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of section 191 of the Companies Act.
"paid-up"	means paid-up in accordance with the Companies Act as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Redeemable Shares"	means redeemable shares in accordance with the Companies Act.
"Register of Members" or "Register"	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies Act.
"registered office"	means the registered office for the time being of the Company.
"Seal"	means the seal of the Company, if any, and includes every duplicate seal.
"Secretary"

means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board or the Secretary to perform the duties of secretary of the Company, in each case, when acting in the capacity of the secretary of the Company.

"Share"and "Shares"	means a share or shares in the capital of the Company.
"Special Resolution"	means a special resolution of the Company's Members within the meaning of section 191 of the Companies Act.
2.2.
In these Articles (unless otherwise specified):
i.
words importing the singular number include the plural number and vice-versa;
ii.
words importing the feminine gender include the masculine gender and the neuter and vice-versa;
iii.
words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere and references to a company, except where used in reference to the Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere;
iv.
expressions referring to "written" and "in writing" shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these Articles and/or where it constitutes writing in electronic form sent to the Company;
v.
expressions referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature;
vi.
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

vii.
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
viii.
reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the Companies Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the Companies Act;
ix.
headings are inserted for reference only and shall be ignored in construing these Articles; and
x.
references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

REGISTERED OFFICE

3.
The registered office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL; ISSUE OF SHARES

4.
The authorised share capital of the Company is US$2,300,000 divided into 130,000,000 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.
5.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Act) allot, issue, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections 71(4) and 1026 of the Companies Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each such Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the Companies Act, Shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.
6.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, to grant such persons, for such periods and upon such terms as the Board deems advisable, options or awards to purchase or subscribe for any number of Shares of any class or classes or of any series of any class and other securities or ownership interests of the Company as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options or awards to be issued.
7.
7.1.
The Directors are, for the purposes of section 1021 of the Companies Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 1021) up to the amount of the Company's authorised but unissued share capital as at the Adoption Date and to allot and issue any Shares acquired by or on behalf of the Company pursuant to the provisions of the Companies Act and held as treasury shares and, unless it is renewed or a longer period of time is allowed under applicable law, this authority shall expire five years from the Adoption Date.
7.2.
The Directors are hereby empowered pursuant to sections 1022 and 1023(3) of the Companies Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by Article 7.1 as if section 1022 of the Companies Act did not apply to any such allotment.
7.3.
The Company may before the expiry of the authorities conferred by Articles 7.1 and/or 7.2 make an offer or agreement which would or might require relevant securities (as defined in section 1021 of the Companies Act) and/or equity securities (as defined in section 1023 of the Companies Act), as the case may be, to be allotted after such expiry and the Board may allot relevant securities and/or equity securities in pursuance of such an offer or agreement as if the authorities conferred by Articles 7.1 and/or 7.2 had not expired.
7.4.
The Company may issue permissible letters of allotment (as defined by section 1019 of the Companies Act) to the extent permitted by the Companies Act.
8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the Companies Act and to such conditions as the Board may determine including by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

9.
The rights and restrictions attaching to the Ordinary Shares shall be as follows:
9.1.
subject to the right of the Company to set record dates for the purposes of determining the identity of Members entitled to notice of and/or to vote at a general meeting and any rules or regulations applicable to the conduct of any general meeting of the Company, the right to attend and speak at any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;
9.2.
the right to participate pro rata in all dividends declared by the Company with respect to the Ordinary Shares; and
9.3.
the right, in the event of the Company's winding up, to participate pro rata with all other Ordinary Shares in the total assets of the Company.
10.
The rights attaching to the Ordinary Shares shall be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 13.
11.
Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Companies Act, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party and the Company is hereby authorised to enter into any such agreement, transaction or trade. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with the Companies Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a Redeemable Share, or to authorise the redemption of such a Redeemable Share and once deemed to be a Redeemable Share such share shall be redeemable at the instance of the Company.
12.
All Ordinary Shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

13.
The Directors are authorised to issue all or any of the authorised but unissued Preferred Shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Directors providing for the issuance of such class or series, including (but not limited to) the authority to provide that any such class or series may be:
13.1.
redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Directors, and redeemable at such time or times, including upon a fixed date, and at such price or prices as the Directors may determine;
13.2.
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times as the Directors may determine, and which may be payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series as the Directors may determine;
13.3.
entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company as the Directors may determine; or
13.4.
convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors may determine.

The Directors may at any time before the allotment of any Preferred Share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such Preferred Shares.

14.
The rights conferred upon the holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with Article 13.

ISSUE OF WARRANTS

15.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

16.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository or any operator of any clearance or settlement system or by law, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for any Shares of any class held by him or her (nor on transferring a part of holding, to a certificate for the balance).
17.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical or electronic process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.
18.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

19.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies Act.
20.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Act.
21.
The Company, or any agent(s) appointed by it to maintain any duplicate Register of Members in accordance with these Articles shall, as soon as practicable and on a regular basis record, or procure the recording of, in the original Register of Members, all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Act.
22.
The Company shall not be bound to register more than four (4) persons as joint holders of any Share. If any Share shall stand in the names of two (2) or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

23.
Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, all transfers of Shares shall be effected by an instrument in writing (an "instrument of transfer") in such form as the Board or the Secretary may approve. All such instruments of transfer must be left at the registered office or at such other place as the Board or the Secretary may specify and all such instruments of transfer shall be retained by the Company.
24.
a.
In the case of transfers to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company) the instrument of transfer shall not be effective until executed by:
i.
the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company; and
ii.
by the transferor or alternatively by or on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the

Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
b.
In the case of transfers other than those to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company), the instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such other person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Secretary (or relevant nominee), acting on behalf of the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
c.
An instrument of transfer need not be executed by the transferee except to the extent required by the Companies Act. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred and the date of the agreement to transfer the Shares, shall, once executed in accordance with this Article, be deemed to be a proper instrument of transfer for the purposes of section 94 of the Companies Act.
d.
The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Board so determine.
e.
The Company, at its absolute discretion and insofar as the Companies Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferor or transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferor or transferee is paid by the Company or any subsidiary of the Company on behalf of the transferor or transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled, but not required, to (i) seek reimbursement of the stamp duty from the transferor or transferee, (ii) set-off the stamp duty against any dividends payable to the transferor or transferee of those Shares or (iii) claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.
f.
Notwithstanding the provisions of these Articles and subject to any regulations made under section 1086 of the Companies Act or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise), title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 1086 of the Companies Act or any regulations made thereunder or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise). The Board shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.
25.
The Board may, without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, without assigning any reason, refuse to register a transfer of any Share unless:
a.
the instrument of transfer is fully and properly completed and is lodged with the Company at the registered office or at such other place as the Board or the Secretary may specify accompanied by the certificate(s) for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;
b.
the instrument of transfer is in respect of only one class of Shares;
c.
a registration statement under the Securities Act of 1933 (as amended) of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;
d.
the instrument of transfer is properly stamped (in circumstances where stamping is required);
e.
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

f.
it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and
g.
it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.
26.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.
27.
The Company shall not be obligated to make any transfer to an individual under 18 years of age or to a person in respect of whom an order has been made by a competent court or official on the grounds that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs or under other legal disability.
28.
Upon every transfer of Shares, the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 16 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him or her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him or her without charge.

REDEMPTION AND REPURCHASE OF SHARES

29.
Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Companies Act and the other provisions of this Article 29, and without prejudice to Article 13, the Company may:
29.1.
pursuant to section 66(4) of the Companies Act, allot and issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Board;
29.2.
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares (as defined by section 106(1) of the Companies Act) and re-issue such treasury shares as Shares of any class or classes or cancel them;
29.3.
subject to or in accordance with the provisions of the Companies Act and without prejudice to any relevant special rights attached to any class of Shares, pursuant to section 105 and Chapter 5 of Part 17 of the Companies Act, acquire any of its own Shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so acquired or hold them as treasury shares (as defined by section 106(1) of the Companies Act) and may re-issue any such Shares as Shares of any class or classes or cancel them; or
29.4.
convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 1071(b) of the Companies Act. No resolution of Members, whether special or otherwise, shall be required to be passed to convert any of the Company's Shares into Redeemable Shares.
30.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act.
31.
The holder of the Shares being redeemed or purchased shall be bound to deliver up to the Company, at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

32.
Without prejudice to the authority conferred on the Directors pursuant to Article 13 to issue Preferred Shares in the capital of the Company, if at any time the share capital of the Company is divided into different classes or series of Shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the Shares of that class or series) may be varied or abrogated with the consent in writing of the holders of a majority of the issued Shares of that class or series entitled to vote on such variation or abrogation, or with the sanction of an Ordinary Resolution passed at a general meeting of the holders of the Shares of that class or series.
33.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class or series of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least a majority of the issued Shares of the class or series.

34.
The rights conferred upon the holders of the Shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class or series, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them. For the avoidance of doubt:
34.1.
the issue, redemption or purchase of any of the 100,000,000 Preferred Shares of US$0.01 each shall not constitute a variation of the rights of the holders of Ordinary Shares; and
34.2.
the issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class or series of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class or series of Preferred Shares.

LIEN ON SHARES

35.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Board, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article 35. The Company's lien on a Share shall extend to all monies payable in respect of it.
36.
The Company may sell in such manner as the Board determines any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after notice demanding payment, stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death, bankruptcy or insolvency of the holder or otherwise by operation of law or regulation (whether of Ireland or otherwise).
37.
To give effect to a sale, the Board may authorise some person to execute an instrument of transfer of the Share(s) sold to, or in accordance with, the directions of the transferee. The transferee shall be entered in the Register as the holder of the Share(s) comprised in any such transfer and he or she shall not be bound to see to the application of the purchase monies nor shall his or her title to the Share be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.
38.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.
39.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on, or in respect of, any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:
i.
the death of such Member;
ii.
the non-payment of any income tax or other tax by such Member;
iii.
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his or her estate; or
iv.
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares renders the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

39.1.
the Company shall be fully indemnified by such Member or his or her executor or administrator from all liability;
39.2.
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of fifteen percent (15%) per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;
39.3.
the Company may recover as a debt due from such Member or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and
39.4.
the Company may, if any such money is paid or payable by it under any such law as referred to above, refuse to register a transfer of any Shares by any such Member or his or her executor or administrator until such money and interest is set off or deducted as referred to above or, in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.
40.
Subject to the rights conferred upon the holders of any class of Shares, nothing in Article 39 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his or her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

41.
Subject to the terms of allotment, the Board may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen (14) clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his or her Shares. A call may be required or permitted to be paid in instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part, and payment of a call may be postponed in whole or in part.
42.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
43.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.
44.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.
45.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Act), but the Board may waive payment of the interest wholly or in part.
46.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value or by way of premium, shall be deemed to be a call and, if it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.
47.
Subject to the terms of allotment, the Board may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.
48.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him or her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

49.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.
50.
The notice shall state a further day (not earlier than the expiration of fourteen (14) clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.
51.
If the requirements of any such notice as aforesaid are not complied with, then at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any Share liable to be forfeited hereunder.

52.
On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
53.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal, such a Share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he or she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
54.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him or her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his or her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.
55.
A statement in writing that the maker of the statement is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.
56.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.
57.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

58.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

59.
If a Member dies, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest in the Shares; but nothing herein contained shall release the estate of any deceased holder from any liability in respect of any Share which had been jointly held by him or her solely or jointly with other persons.
60.
A person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or insolvency of a Member, or otherwise becoming entitled to a Share by operation of any law, directive or regulation (whether of Ireland, the European Union, or any other jurisdiction) may elect, upon such evidence of title being produced as the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) may reasonably require at any time and from time to time, and subject as further provided in this Article, either to become the holder of the Share or to have some person nominated by him or her registered as the transferee of such Share. If he or she elects to become the holder of the Share, he or she shall give notice to the Company to that effect and, where the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) are satisfied with the evidence of title produced to them, they may register such person as the holder of the Share, subject to the other provisions of these Articles and of the Companies Act. If he or she elects to have another person registered as the transferee of the relevant Share, he or she shall execute an instrument of transfer of the Share to that person. All of these Articles relating to the transfer of Shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the relevant Member and the event giving rise to the entitlement of the relevant person to the Shares had not occurred.
61.
A person becoming entitled to a Share by transmission shall have the rights to which he or she would be entitled if he or she were the holder of the Share (including the right to receive and give a valid discharge for any dividends, distributions or other moneys payable on or in respect of the Share), except that, before being registered as the holder of the Share, he or she shall not be entitled in respect of it to receive notices of, or to attend or vote at, any meeting of the Company or at any separate meeting of holders of any class of Shares in the Company. The Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), at any time, may give notice requiring any such person to elect either to be registered himself or herself as the holder of the Share or to transfer the Share and, if the notice is not complied with within ninety (90) days, the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) thereupon may withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL

62.
The Company may by Ordinary Resolution (or as otherwise provided in these Articles, or determined by the Board, or otherwise permitted under applicable law):
62.1.
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;
62.2.
increase the authorised share capital by such sum to be divided into Shares of any nominal value;
62.3.
consolidate and divide all or any of the Shares into Shares of a larger nominal value than the existing Shares;
62.4.
subdivide the Shares, or any of them, into Shares of a smaller nominal value, so however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived (and so that the Board may determine that, as between the holders of the Shares resulting from such sub-division, one or more of the Shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new Shares);
62.5.
cancel any Shares which have not been taken or agreed to be taken by any person and diminish the amount of the Company's share capital by the amount of the Shares so cancelled;
62.6.
increase the nominal value of any of the Shares by the addition to them of any undenominated capital;
62.7.
reduce the nominal value of any of the Shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;
62.8.
convert any undenominated capital into Shares for allotment as bonus shares to holders of existing Shares; and/or
62.9.
subject to applicable law, change the currency denomination of its share capital.
63.
Subject to the provisions of the Companies Act, the Company may:
63.1.
by Special Resolution (or as otherwise required or permitted by applicable law) change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;
63.2.
by Special Resolution (or as otherwise required or permitted by these Articles and applicable law (including, without limitation, section 83 of the Companies Act)) reduce its issued share capital and any capital redemption reserve fund, share premium account or undenominated capital account. In relation to such reductions, the Company may by Special Resolution (or as otherwise required or permitted by these Articles and applicable law) determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and
63.3.
by resolution of the Directors, change the location of its registered office.
64.
Where any difficulty arises in regard to any alteration or reorganisation of the share capital of the Company, the Board may settle the same as they think expedient and in particular, may arrange to sell any Shares representing fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Board may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

65.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Companies Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year, as it may determine. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members, such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.
66.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend or other distribution, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Members is relevant.
67.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of Members. Where a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

68.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Act.
69.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with the Companies Act, convene a general meeting in the manner required by the Companies Act. All general meetings other than annual general meetings shall be called extraordinary general meetings. Where any provision of the Companies Act confers rights on the members of a company to convene a general meeting without first directing the board of directors to convene a general meeting and expresses such rights to apply save where a company's articles of association or constitution provides otherwise, such rights shall not apply to the Members of the Company.
70.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Each general meeting shall be held at such time and place as designated by the Board and as specified in the notice of meeting. Subject to section 176 of the Companies Act, all general meetings may be held outside of Ireland.
71.
The Board may authorise the Secretary to postpone or cancel any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned by the Members in accordance with the Companies Act or the postponement or cancellation of which would be contrary to the Companies Act, law or a Court order pursuant to the Companies Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for any postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

72.
Subject to the provisions of the Companies Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called on at least twenty-one (21) clear days' notice and all other extraordinary general meetings shall be called on at least fourteen (14) clear days' notice. Such notice shall state the date, time, place of the meeting and the general nature of the business to be considered. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on any Exchange.

73.
A general meeting of the Company shall, whether or not the notice specified in Article 72 has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.
74.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members.
75.
There shall appear with reasonable prominence in every notice of general meeting of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him or her and that a proxy need not be a Member of the Company.
76.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.
77.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate the notice or any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

78.
The business of annual general meetings shall include:
a.
the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;
b.
the review by the Members of the Company’s affairs;
c.
the appointment or re-appointment of Auditors;
d.
the authorisation of the Directors to approve the remuneration of the Auditors; and
e.
the election and re-election of Directors.
79.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all at the relevant general meeting) holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.
80.
If within 15 minutes (or such longer time not exceeding one hour as the Chairperson of the meeting may decide to wait) after the time appointed for the holding of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting (i) if convened on the requisition of Members, shall be dissolved; and (ii) in any other case, shall stand adjourned to the same day in the next week or to such other day and at such other time and place as the Chairperson (or, in default, the Board) may, subject to the provisions of the Companies Act, determine. If at such adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding it the adjourned meeting shall be dissolved.
81.
If the Board wishes to make this facility available to Members for any or all general meetings of the Company, a Member may participate in any general meeting of the Company by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.
82.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.
83.
The Chairperson, or in his absence, some other Director nominated by the Directors shall preside at every general meeting of the Company, but if at any meeting neither the Chairperson, nor such other Director, is present within fifteen minutes after the time appointed for the holding of the meeting, or if none of them are willing to act as Chairperson, the Directors present shall choose some Director present to be Chairperson, or if no Director is present, or if all the Directors present decline to take the chair, the Members present shall choose some Member present to be Chairperson.
84.
The Chairperson of the meeting may, and shall if so directed by the meeting (upon the passage of an Ordinary Resolution), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. Without prejudice to any other power of adjournment which the Chairperson of the meeting may have under these Articles, at common law or otherwise, the Chairperson may, without the consent of the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place if he or she decides that it is necessary or appropriate to do so in order to: (a) secure the proper and orderly conduct of the meeting (b) give all persons entitled to do so an opportunity of attending the meeting (c) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting or (d) ensure that the business of the meeting is properly concluded or disposed of, including (without limitation) for the purpose of determining the result of a poll.

85.
85.1.
Subject to the Companies Act, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:
i.
it is specified in the notice of meeting;
ii.
it is proposed by or at the direction of the Board;
iii.
it is proposed at the direction of a court of competent jurisdiction;
iv.
it is proposed pursuant to, and in accordance with, the procedures and requirements of Article 86 or 151;
v.
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section 178(3) of the Companies Act;
vi.
the Chairperson of the meeting decides that the resolution may properly be regarded as within the scope of the meeting; or
vii.
it has not been withdrawn by the Chairperson in accordance with Article 85.2.
85.2.
The Chairperson of the meeting may, at his sole discretion, withdraw any resolution to be put to a vote at a general meeting of the Company or of any class of Members and such withdrawal shall not invalidate the proceedings of such meeting and shall be without prejudice to any other resolutions to be put to a vote at such general meeting of the Company or any class of Members.
85.3.
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairperson of the meeting decides that the amendment or the amended resolution may properly be put to a vote at that meeting.
85.4.
If the Chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the Chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.
86.
86.1.
For business to be properly requested by a Member to be brought before a general meeting, (other than nominations of directors, which may only be made in accordance with Article 151.1) the Member must:
a)
be a Member of the Company at the time of the giving of the notice for such general meeting;
b)
be entitled to vote at such meeting; and
c)
have given timely and proper notice in writing to the Secretary in accordance with this Article 86.
86.2.
To be timely for an annual general meeting, a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company (i) with respect to the first annual general meeting of the Company as a public limited company, not later than the 10th day following the day on which public announcement of the date of such annual general meeting is first made by the Company and (ii) with respect to all other annual general meetings, not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the first anniversary of the date of the notice convening the preceding year's annual general meeting provided, however, that if the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the preceding year's annual general meeting, the Member's notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made. In no event shall the adjournment or postponement of any annual general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.3.
To be timely for a general meeting (other than an annual general meeting), a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the date of such meeting or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such meeting, the 10th day following the date on which public announcement is first made of the date of the general meeting. In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.4.
To be in proper written form, a Member's notice shall set forth as of the date of the notice and as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a Proponent and collectively, the Proponents) as to each matter such Member proposes to bring before the meeting:
a)
a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
b)
the name and address, as they appear in the Register of Members, of each Proponent;
c)
the class, series and number of Shares of the Company which are beneficially owned by each Proponent;
d)
any material interest of the Member, or of any other person on whose behalf such business is raised, in such business;
e)
a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;
f)
a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Article 151) or to propose the business that is specified in the notice (with respect to a notice under Article 86);
g)
a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice under Article 151) or to carry such proposal (with respect to a notice under Article 86);
h)
to the extent known by any Proponent, the name and address of any other Member supporting the proposal on the date of such Member’s notice; and
i)
a description of all Derivative Transactions by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

86.5.
The Chairperson shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
87.
Except where a greater majority is required by the Companies Act or where these Articles provide otherwise, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.
88.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairperson may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.
89.
A poll demanded on the election of the Chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairperson of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

90.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Member entitled to more than one vote need not use all his or her votes or cast all the votes he or she uses in the same way.
91.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the Member or proxy.
92.
The Board may adopt such rules, regulations and procedures for the conduct of any meeting of the Members as it deems appropriate. Except to the extent inconsistent with any applicable rules, regulations or procedures adopted by the Board, the Chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, and take such actions with respect to the conduct of the meeting, as the Chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, ones that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) contain limitations on attendance at or participation in the meeting to Members of record of the Company, their duly authorised proxies or such other persons as the Chairperson of the meeting shall determine, (iv) contain restrictions on entry to the meeting after the time fixed for its commencement and (v) limit the time allotted to Member questions or comments.

VOTES OF MEMBERS

93.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member present in person or by proxy shall have one vote for each Share registered in his or her name in the Register of Members.
94.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.
95.
A Member of unsound mind, a Member who has made an enduring power of attorney, or in respect of whom an order has been made by any court, having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may vote by proxy.
96.
No Member shall be entitled to vote at any general meeting unless he or she is registered as a Member on the record date for such meeting.
97.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairperson of the general meeting whose decision shall be final and conclusive.
98.
Unless the Board decides otherwise, no Member shall be entitled to be present or vote at any meeting either personally or by proxy until such Member has paid all calls due and payable on every Share held by him or her whether alone or jointly with any other person together with interest and expenses (if any) to the Company.
99.
Section 193 of the Companies Act will not apply to the Company and no resolutions in writing may be validly passed by the members.

PROXIES AND CORPORATE REPRESENTATIVES

100.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.
101.
101.1.
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as may be specified in the notice convening the meeting or in any other information sent to the Members by or on behalf of the Board in relation to the meeting, subject to applicable requirements of the United States Securities and Exchange Commission and any Exchange on which the Shares are listed.

101.2.
Without limiting the foregoing, the Board or the Secretary may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communications (as permitted by the Board or the Secretary) will be deemed to be deposited at the place specified for such purpose once received by the Company. The Board or the Secretary may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Board may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.
102.
Any body corporate which is a Member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he or she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person or persons to act as the representative of the relevant body corporate.
103.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.
104.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.
105.
An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting as well as for the meeting to which it relates.
106.
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the registered office before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.
107.
The Board may send, at the expense of the Company and subject to applicable law (including the rules and regulations of the United States Securities and Exchange Commission), by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

108.
The number of Directors on the Board shall be not less than two (2) nor more than 13. The authorised number of Directors (within such fixed maximum and fixed minimum numbers) shall be determined solely by the Board and, for the avoidance of doubt, shall not require approval or ratification by the Company in general meeting.
109.
The remuneration to be paid to the Directors shall be such remuneration as the Directors in their sole discretion shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. The amount, rate or basis of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Company in general meeting. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the Company's property pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director's own benefit or for the benefit of another person.
110.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.
111.
The salary or remuneration of a Director appointed to hold employment or executive office may be a fixed sum of money, or wholly or in part governed by business done or profits made, or as otherwise decided by the Board (including, for the avoidance of doubt, by the Board acting through a duly authorised Board committee), and may be in addition to or instead of a fee payable to such Director for his or her services as Director pursuant to these Articles.
112.
Members of special or standing committees may be allowed like compensation for service on any such committees or for attending committee meetings, or both.

DIRECTORS' AND OFFICERS' INTERESTS

113.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section 231 of the Companies Act, declare the nature of his or her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he or she is or has become so interested or (b) by providing a general notice to the Directors declaring that he or she is a Director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.
114.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.
115.
Nothing in section 228(1)(e) of the Companies Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Companies Act.
116.
A Director may act by himself or herself or by his or her firm in a professional capacity for the Company (other than as its Auditors) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.
117.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other entity or otherwise interested in any entity promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other entity; provided that he or she has declared the nature of his or her position with, or interest in, such entity to the Board in accordance with Article 113 and this has been approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
118.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

118.1.
he or she has declared the nature of his or her interest in such contract or transaction to the Board in accordance with Article 113; and
118.2.
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
119.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which he or she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him or her in accordance with Article 113, at or prior to its consideration and any vote thereon.

120.
For the purposes of Article 113:
120.1.
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;
120.2.
an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of his or hers; and
120.3.
a copy of every declaration made and notice given under Article 113 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

121.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Act or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies Act. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.
122.
The Board shall have the power to appoint and remove officers and executives on such terms as the Board sees fit and to give such titles and delegate such responsibilities to those officers and executives as it sees fit.
123.
The Company may exercise the powers conferred by section 44 of the Companies Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.
124.
Unless otherwise ordered by the Board, the chief executive officer shall have the authority to exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as he or she thinks fit and in particular they may exercise their voting powers in favour of any resolution appointing the directors or any of them as director or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company. The Board may from time to time confer like powers upon any other person or persons.
125.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.
126.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including, without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another company in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.
127.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.
128.
The Directors may procure the establishment and maintenance of or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary or holding company of the Company or of any predecessor in business of the Company or any such subsidiary or holding company and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object; provided that any Director shall be entitled to retain any benefit received by him or her under this Article 128, subject only, where the Companies Act requires, to disclosure to the Members and the approval of the Company in general meeting.
129.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

130.
The Board shall cause minutes to be made in books kept for the purpose of all (i) appointments of officers and committees made by the Board (ii) resolutions and proceedings at meetings of (a) the Company or of the holders of any class of Shares and (b) the Board and of committees of the Board, including in each case the names of the Directors and others present at each meeting. Any such minutes, if signed by the Chairperson of the meeting at which the proceedings were held or by the Chairperson of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

DELEGATION OF THE BOARD'S POWERS

131.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors and/or (if thought fit) one or more other persons. The Board may also delegate to any Director, officer or member of the management of the Company or any of its subsidiaries such of its powers as it considers desirable to be exercised by him or her. The Board may also designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers, and may be revoked or altered. Subject to any such conditions, the proceedings of a committee shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. Each committee shall keep regular minutes and report to the Board when required. Unless otherwise determined by the Board, the quorum necessary for the transaction of any business at any committee meeting shall be a majority of the members of such committee. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee.
132.
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.
133.
The Board may, by power of attorney or otherwise, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him or her.

CHAIRPERSON AND EXECUTIVE OFFICERS

134.
The Board may elect any Director as Chairperson of the Board and determine the period for which he or she is to hold office.
135.
In addition to the Chairperson, the Directors and the Secretary, the Company may appoint such other officers, including executive officers, as the Board may from time to time determine and, without limitation to the foregoing, the Board may appoint any person (whether or not a Director) to fill the following positions: chief executive officer, chief financial officer, general counsel, president, treasurer and controller. Any person may hold more than one of the foregoing positions.
136.
Any person elected or appointed pursuant to Articles 134 and 135 shall hold his or her office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him or her and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.
137.
Except as provided in the Companies Act or these Articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to Articles 134 and 135 shall be such as are determined from time to time by the Board.

138.
Any officer may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.
139.
The use of the word "officer", "director" (save where the relevant person is a Director for the purposes of these Articles) (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an "officer" or "director" of the Company within the meaning of the Companies Act.

PROCEEDINGS OF DIRECTORS

140.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.
141.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.
142.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours' notice (or, if notice is mailed, at least four calendar days' notice) in writing to every Director, unless notice is waived by all the Directors either at, before or after the meeting is held and, provided further, if notice is given in person, by telephone, cable, telex, telecopy or email, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation, as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. The presence of a Director at a meeting of the Directors shall be deemed to be a waiver of any failure to give due notice of such meeting unless such Director states that he or she is not waiving any such failure promptly following the calling to order of such meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director personally or by word of mouth or sent in writing to his or her last known address or any other address given to the Company by such Director for such purpose or given by electronic communications to an address for the time being notified to the Company by the Director. In this Article “address,” in relation to documents in electronic form, includes any number or address used for the supply of documents in electronic form.
143.
The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors in office. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
144.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose. If there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless such Director is re-elected during such meeting.
145.
If no Chairperson is elected, or if at any meeting the Chairperson is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the Chairperson of the meeting or proceed without a Chairperson of the meeting.
146.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.
147.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the telephone call or similar communication was initiated.
148.
A resolution or other document in writing (in electronic form or otherwise), signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, and to vote on the relevant resolution or matter, shall be as valid and effectual as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the content of documents.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

149.
The office of a Director shall be vacated ipso facto:
149.1.
on the death of a Director;
149.2.
if he or she resigns his or her office, on the date on which notice of his or her resignation is delivered to the registered office or tendered at a meeting of the Board or on such later date as may be specified in such notice;
149.3.
if he or she ceases to be a Director by virtue of any provision of the Companies Act, is removed from office pursuant to these Articles or the Companies Act or becomes prohibited by law from being a Director;
149.4.
if he or she becomes bankrupt, has an interim receiving order made against him or her, makes any arrangement or compounds with his or her creditors generally or applies to the court for an interim order in connection with a voluntary arrangement under any legislation relating to insolvency;
149.5.
if the health of the director is such that, in the opinion of a majority of the other Directors, he or she can no longer be reasonably regarded as possessing adequate decision making capacity;
149.6.
in the case of a Director who holds executive office, his or her appointment to such office is terminated or expires and the Board resolves that such Director’s office be vacated;
149.7.
if he or she is absent, without permission of the Board, from Board meetings for six consecutive months and the Board resolves that his or her office be vacated; or
149.8.
if the Director is requested to resign in writing by not less than a majority of the other Directors.
150.
A resolution of the Board declaring a Director to have vacated office pursuant to this Article shall be conclusive as to the fact and grounds of vacation stated in the resolution.

APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS

151.
151.1.
No person shall be appointed a Director unless nominated in accordance with the provisions of this Article 151. Nominations of persons for election to the Board at a general meeting may be made:
a)
by or at the direction of the Board or a committee thereof;
b)
with respect to election at a general meeting, by any Member who holds Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the required notice of the relevant general meeting provided for in these Articles and at the time of the relevant general meeting, and who has given timely and proper notice in writing to the Secretary in accordance with Article 151.2 and 151.3;
c)
with respect to election at an extraordinary general meeting requisitioned in accordance with section 178(3) of the Companies Act, by a Member or Members who hold Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles, including Article 151.3, and the provisions of the Companies Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting,

(sub-clauses(b) and (c) being the exclusive means for a Member to make nominations of persons for election to the Board).

151.2.
For nominations of persons for election as Directors at a general meeting to be timely, a Member's notice must comply with the requirements of Article 86.2 or 86.2 (as applicable).
151.3.
To be in proper written form, a Member's notice for nomination(s) of person(s) for election pursuant to Article 151.1(b), or in the case of nomination(s) of person(s) for election pursuant to Article 151.1(c), a Member’s written requisition of the extraordinary general meeting, must, in addition to any other applicable requirements, set forth:

a)
as to each person whom the Member proposes to nominate for election or re−election as a Director, all information relating to such person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
b)
as to the Member giving the notice and each Proponent, the information required in Article 86.4.
151.4.
The Chairperson of the meeting shall determine whether a nomination was made in accordance with the procedures prescribed by these Articles, and if he or she should determine that such nomination was not made in accordance with such procedures, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Any such ruling by the Chairperson of the meeting shall be final and conclusive.
151.5.
The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires, to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.
152.
The Directors shall be divided into three classes, designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number.
152.1.
The term of the initial Class I directors shall terminate at the conclusion of the Company's 2019 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of the Company's 2020 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of the Company's 2021 annual general meeting.
152.2.
At each of the subsequent annual general meetings of the Company beginning with the Company's 2019 annual general meeting, all of the Directors of the class of directors whose term expires on the conclusion of that annual general meeting shall retire from office, unless re-elected, and successors to that class of directors shall be elected for a three-year term.
152.3.
The resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director.
152.4.
Every Director of the class retiring shall be eligible to stand for re-election at an annual general meeting.
152.5.
If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairman may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.
152.6.
A Director shall hold office until the conclusion of the annual general meeting for the year in which his term expires, subject however, to prior death, resignation, retirement, disqualification or removal from office.
152.7.
Notwithstanding any other provision of these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a casual vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed the number prescribed by the Board in accordance with Article 108. A casual vacancy will include, without limitation, a vacancy that results from the death, resignation, retirement, disqualification or removal of a Director.
152.8.
Any Director of such class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor.
153.
Directors will be elected by way of Ordinary Resolution of the Company in general meeting, provided that if the number of Director nominees exceeds the number of Directors (as determined by the Board) to be elected at such meeting (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the Shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors. For the purposes of this Article 153, "elected by a plurality" means the election of those Director nominees, equal in number to the number of positions to be filled at the relevant general meeting (as determined by the Board), that received the highest number of votes in the contested election. Cumulative voting is prohibited in the election of Directors.

REMOVAL OF DIRECTORS

154.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with section 146 of the Companies Act, remove any Director before the expiration of his or her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

SECRETARY

155.
The Board shall appoint the Secretary and may appoint one or more persons to be a joint, deputy or Assistant Secretary at such remuneration (if any) and on such terms as the Board sees fit and any person so appointed may be removed by the Board at any time.
156.
The duties of the Secretary shall be those prescribed by the Companies Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.
157.
A provision of the Companies Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

158.
Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.
159.
The Company may have for use in any place or places outside Ireland a duplicate Seal or Seals, each of which shall be a duplicate of the Seal of the Company, except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and, if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

160.
The Company in general meeting may by Ordinary Resolution declare dividends, but no dividends shall exceed the amount recommended by the Board. Subject to the Companies Act, the Board may, from time to time, pay such interim dividends as appear to it to be justified by the profits of the Company available for distribution. The Board may direct that any dividend declared by the Company in general meeting or by the Board in accordance with these Articles, may be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways. Where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient, and in particular may issue fractional certificates or ignore fractions, fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Board.
161.
Subject to the Companies Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.
162.
The Board may, before recommending or declaring any dividends or distributions, set aside such sums as it thinks proper as a reserve or reserves which shall, as directed by the Board, be applicable for any purpose of the Company and pending such application may, as directed by the Board, be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to dividend or distribute.
163.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of section 117 of the Companies Act.
164.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares, they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

165.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him or her to the Company in relation to his or her Shares.
166.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.
167.
No dividend or distribution shall bear interest against the Company.
168.
All unclaimed dividends or other monies payable by the Company in respect of a Share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. If the Directors so resolve, subject to applicable law, any dividend which has remained unclaimed for twelve (12) years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.
169.
If, in respect of a dividend or other amount payable in respect of a Share (i) a cheque, warrant or money order is returned undelivered or left uncashed or (ii) a transfer made by or through a bank transfer system and/or other funds transfer system(s) fails or is not accepted, on two consecutive occasions, or one occasion and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company shall not be obliged to send or transfer a dividend or other amount payable in respect of such Share to such person until he or she notifies the Company of an address or account to be used for such purpose.

CAPITALISATION

170.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board's authority to issue and allot Shares under Article 7, the Board may:
170.1.
resolve to capitalise an amount standing to the credit of reserves (including, without limitation, a share premium account, undenominated capital account, capital redemption reserve and profit and loss account), whether or not available for distribution;
170.2.
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article 170, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;
170.3.
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve, including that where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;
170.4.
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and
170.5.
generally do all acts and things required to give effect to the resolution of the Board.
171.
Any such capitalisation will not require approval or ratification by the Members of the Company.

ACCOUNTS

172.
The Board shall, in accordance with Chapter 2 of Part 6 of the Companies Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:
172.1.
correctly record and explain the transactions of the Company;

172.2.
will at any time enable the financial position of the Company to be determined with reasonable accuracy;
172.3.
will enable the Board to ensure that any financial statements of the Company comply with the requirements of the Companies Act;
172.4.
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and
172.5.
will enable the financial statements of the Company to be readily and properly audited.
173.
Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.
174.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.
175.
Accounting records shall not be deemed to be kept as required by Articles 172 to 174 if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.
176.
In accordance with the provisions of the Companies Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.
177.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

178.
Auditors shall be appointed and their duties regulated in accordance with Part 6, Chapter 18 of the Companies Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the Companies Act as the Board may from time to time determine.

NOTICES

179.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).
179.1.
A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:
a.
by handing same to their authorised agent;
b.
by delivering same to their registered address;
c.
by sending same by the post in a pre-paid cover addressed to their registered address; or
d.
by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), to the address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the address of the Director, Member or committee member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Companies Act.
179.2.
For the purposes of these Articles and the Companies Act, a document, including the Company's financial statements and the directors' and auditor's reports thereon, shall be deemed to have been sent to a Director, Member or committee member if a notice is given, served, sent or delivered to the

Director, Member or committee member and the notice specifies the website or hotlink or other electronic link at or through which the Director, Member or committee member may obtain a copy of the relevant document.
179.3.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(a) or 179.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Director, Member or committee member or his or her authorised agent, or left at his or her registered address (as the case may be).
179.4.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.
179.5.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.
179.6.
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 179.1 (d), if sent to the address notified to the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.
179.7.
Notwithstanding anything contained in this Article to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.
179.8.
Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's annual report, statutory financial statements and the Directors' and auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him or her of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company. No such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of the United States Securities and Exchange Commission or any Exchange on which the Shares or other securities of the Company are listed.
179.9.
Without prejudice to the provisions of sub-paragraphs 179.1 (a) and 179.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A "public announcement" shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
180.
Notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint holders.
181.

181.1 Every person who becomes entitled to a Share shall, before his or her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he or she derives his or her title.

181.2 A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

182.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.
183.
A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

184.
184.1.
Subject to applicable law, the Company shall be entitled to sell, at the best price reasonably obtainable, any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:
a)
for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his or her address on the Register or other than the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and
b)
at the expiration of the said period of twelve (12) years, the Company has given notice by advertisement in a leading newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and
c)
the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

184.2 To give effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

184.3 To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any Share of any Member and any unclaimed cash payments relating to such Share in any manner which it sees fit, including transferring or selling such Share and transferring to third parties any unclaimed cash payments relating to such Share.

184.4 The Company may only exercise the powers granted to it in paragraph 184.1 above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

184.5 Any stock transfer form to be executed by the Company in order to sell or transfer a Share pursuant to Article 184.1 may be executed in accordance with Article 24.

DESTRUCTION OF DOCUMENTS

185.
Subject to applicable law, the Company may destroy:
185.1.
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;
185.2.
any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and

185.3.
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a) the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company (by a Member or a court) that the preservation of such document was relevant to a claim;

(b) nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c) references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

186.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. If in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Notwithstanding the foregoing, this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.
186.1.
In case of a sale by the liquidator under section 601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the Members, for the allotment to the Members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.
186.2.
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.
187.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies Act, may divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

188.

188.1 Subject to the provisions of, and so far as may be permitted by, the Companies Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, or in his or her capacity as an officer, including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a director, an officer or employee of the Company and in which judgement is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

188.2 As far as permissible under the Companies Act, the Company shall indemnify any current or former Official (excluding any Director or Secretary in respect only of their role as Director or Secretary of the Company) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Enterprise in respect of which the Official serves or has served as an Official, to which he or she was, is, or is threatened to be, made a party by reason of the fact that he or she is or was such an Official, provided always that the indemnity contained in this Article 188.2 shall not extend to any matter which would render it void pursuant to the Companies Act.

188.3 In the case of any threatened, pending or completed action, suit or proceeding by or in the right of an Enterprise in respect of which a current or former Official serves or has served, the Company shall indemnify, to the fullest extent permitted by the Companies Act, each person indicated in Article 188.2 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the relevant Enterprise unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

188.4 As far as permissible under the Companies Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, Secretary, Official or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorised by these Articles.

188.5 It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, (b) of the power of any Enterprise to indemnify any Official, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Director, Secretary or Official or (c) of any amendments or replacements of the Companies Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Companies Act shall hereby be incorporated into these Articles. As used in this Article 188.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, executive, officer or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

188.6 The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Companies Act and such insurance in respect of Officials as the Directors deem to be appropriate.

188.7 The Company may additionally indemnify any employee or agent of the Company or any director, executive, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

189.
The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

190.
The Board is hereby expressly authorised to adopt any shareholder rights plan, or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Members will have rights to acquire Shares or interests in Shares, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

BUSINESS COMBINATION

191.

191.1 The Company may not engage in any business combination, or vote, consent, or otherwise act to authorise a subsidiary of the Company to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested Member of the Company or any affiliate or associate of the interested Member for a period of three (3) years following the date that the Member became an interested Member unless:

a.
prior to the date that the Member became an interested Member, the business combination was approved by a committee of the Board formed in accordance with Article 191.2; or
b.
at or following the date that the Member became an interested Member, the business combination is approved by a committee of the Board formed in accordance with Article 191.2 and is authorized by a Special Resolution of the Members. In determining whether the Special Resolution has been adopted by the general meeting, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account.

191.2 If a good faith definitive proposal regarding a business combination is made in writing to the Board, a committee of the Board formed in accordance with Article 191.2 shall consider and take action on the proposal and respond in writing within thirty (30) days after receipt of the proposal by the Company, setting forth its decision regarding the proposal.

192.3 When a business combination is proposed pursuant to this Article 191, the Board shall promptly form a committee composed solely of one or more disinterested Directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding anything in these Articles to the contrary, subject to applicable law, the committee shall not be subject to any direction or control by the Board with respect to the committee’s consideration of, or any action concerning, a business combination pursuant to this Article 191. If the Board has no disinterested Directors, the Board shall select three or more disinterested persons to be committee members. Committee members shall act in accordance with the standard of conduct applicable to the Directors and shall be indemnified in accordance with Article 188. For purposes of this Article 191.2, a Director or person is “disinterested” if the Director or person is neither an officer nor an employee, nor has been an officer or employee within five (5) years preceding the formation of the committee pursuant to this Article 191.2, of the Company or of a related company.

192.4 This Article 191 may only be amended by Special Resolution. In determining whether the relevant resolution has been approved by the requisite majority, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account. Notwithstanding any such amendment, unless determined otherwise by the Board, this Article 191 (as its stands prior to any such amendment) shall apply to any business combination of the Company with an interested Member who became an interested Member before the effective date of the amendment of this Article 191.

192.5 As used in this Article 191 only, the term:

(i)
“affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person;
(ii)
“associate”, when used to indicate a relationship with any person, means any of the following:
a)
any company of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of fifteen percent (15%) or more of any class or series of shares entitled to vote or other equity interest;
b)
any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity; or
c)
any relative or spouse of the person, or any relative of the spouse, residing in the home of the person;
(iii)
“beneficial owner”, when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:
a)
a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

b)
a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations;
(iv)
“beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns fifteen percent (15%) or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any company in which the person owns fifteen percent (15%) or more of the equity, and any affiliate of the person.

When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a company, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the company beneficially owned by the person;

(v)
“business combination” means any of the following:
a)
any merger, acquisition, scheme of arrangement or amalgamation of the Company or any subsidiary of the Company with (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the merger would be, an affiliate or associate of the interested Member, but excluding (x) the merger of a wholly owned subsidiary of the Company into the Company, (y) the merger of two or more wholly owned subsidiaries of the Company, or (z) the merger of a company, other than an interested Member or an affiliate or associate of an interested Member, with a wholly owned subsidiary of the Company pursuant to which the surviving company, immediately after the merger, becomes a wholly owned subsidiary of the Company;
b)
any exchange of Shares or other securities of the Company or any subsidiary of the Company or money, or other property, for shares, other securities, money, or property of (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the exchange would be, an affiliate or associate of the interested Member, but excluding the exchange of shares of a company, other than an interested Member or an affiliate or associate of an interested Member, pursuant to which the company, immediately after the exchange, becomes a wholly owned subsidiary of the Company;
c)
any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business, to or with the interested Member or any affiliate or associate of the interested Member, other than to or with the Company or a wholly owned subsidiary of the Company, of assets of the Company or any subsidiary of the Company (1) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the assets, determined on a consolidated basis, of the Company, (2) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding Shares of the Company, or (3) representing ten percent (10%) or more of the earning power or net income, determined on a consolidated basis, of the Company, except a cash dividend or distribution paid or made pro rata to all Members of the Company;
d)
the issuance or transfer by the Company or any subsidiary of the Company (in a single transaction or a series of transactions) of any shares of, or other ownership interests in, the Company or any subsidiary of the Company that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding Shares of the Company to the interested Member or any affiliate or associate of the interested Member, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all Members of the Company other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;

e)
the adoption of any plan or proposal for the liquidation or dissolution of the Company, or any reincorporation of the Company in another jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member;
f)
any reclassification of securities (including, without limitation, any bonus shares or share split, reverse share split, or other distribution of shares in respect of shares), recapitalisation of the Company, merger of the Company with any subsidiary of the Company, exchange of Shares of the Company with any subsidiary of the Company, or other transaction (whether or not with or into or otherwise involving the interested Member), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the Company or any subsidiary of the Company that is, directly or indirectly, owned by the interested Member or any affiliate or associate of the interested Member, except as a result of immaterial changes due to fractional share adjustments; or
g)
any receipt by the interested Member or any affiliate or associate of the interested Member of the benefit, directly or indirectly (except proportionately as a Member of the Company), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the Company or any subsidiary of the Company;
(vi)
“company” means a corporation, limited liability company, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity;
(vii)
“control”, including the terms “controlling”, “controlled by”, and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of fifteen percent (15%) or more of the voting power of a company’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the company. Notwithstanding the foregoing, a person is not considered to have control of a company if the person holds voting power, in good faith, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the company;
(viii)
“governing body” means the body of a company selected by its owners that has the ultimate power to determine the company’s policies and control its activities;
(ix)
“interested Member” means any person (including for this purpose any persons acting in concert with that person (as that term is defined in the Takeover Rules issued pursuant to the Irish Takeover Panel Act 1997)) that is (1) the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company or (2) an affiliate or associate of the Company that, at any time within the three (3) year period immediately before the date on which it is sought to be determined whether such person is an interested Member, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the then outstanding Shares entitled to vote of the Company.

If a person who has not been a beneficial owner of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company immediately prior to an acquisition of Shares by, or recapitalisation of, the Company or similar action shall become a beneficial owner of fifteen percent (15%) or more of the voting power solely as a result of the share acquisition, recapitalisation, or similar action, the person shall not be deemed to be the beneficial owner of fifteen percent (15%) or more of the voting power for purposes of (1) or (2) above, unless:

a)
the share acquisition, recapitalisation, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or
b)
the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding Shares entitled to vote of the Company and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company.
(x)
an “interested Member” does not include:
a)
the Company or any of its subsidiaries;
b)
a savings, employee stock ownership, or other employee benefit plan of the Company or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan; or

c)
a licensed broker/dealer or licensed underwriter who (1) purchases Shares of the Company solely for purposes of resale to the public and (2) is not acting in concert with an interested Member.

Shares beneficially owned by a plan described in clause (b) or by a fiduciary of a plan described in clause (b), pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan;

(xi)
"market value", when used in reference to shares or other property of any company, means the following:
a)
in the case of shares, the average closing sale price of a share during the thirty (30) trading days immediately preceding the date in question:

(1)
on the composite tape for Nasdaq Stock Market listed shares; or
(2)
if the shares are not quoted on the composite tape or not listed on the Nasdaq Stock Market, on the principal United States securities exchange registered under Exchange Act on which the shares are listed; or
(3)
(if the shares are not listed on any such exchange, on any system then in use.

If no quotation under clauses (1) through (3) is available, then the market value is the fair market value on the date in question of the shares as determined in good faith by the governing body of the company.

b)
in the case of property other than cash or shares, the fair market value of the property on the date in question as determined in good faith by the governing body of the company.
(xii)
“parent” of a specified company means a company that directly, or indirectly through related companies, owns more than fifty percent (50%) of the voting power of the shares or other ownership interests entitled to vote for directors or other members of the governing body of the specified company;
(xiii)
“person” includes a natural person and a company;
(xiv)
“related company” of a specified company means:
a)
a parent or subsidiary of the specified company;
b)
another subsidiary of a parent of the specified company;
c)
a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
d)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified company;
e)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (1) by a parent of the specified company or (2) a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company; or
f)
a company having more than fifty percent (50%) of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
(xv)
“security” means a note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in a profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, put, call, straddle, option, or privilege on a security, certificate of deposit, or group or index of securities, including an interest therein or based on the value thereof, put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, an interest or instrument commonly known as a “security”; or a certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. The term:
a)
includes both a certificated and an uncertificated security;
b)
does not include an insurance or endowment policy or annuity contract under which an insurance company promises to pay a fixed or variable sum of money either in a lump sum or periodically for life or other specified period;

c)
does not include an interest in a contributory or noncontributory pension or welfare plan subject to the United States Employee Retirement Income Security Act of 1974, as amended;
d)
includes as an “investment contract,” among other contracts, an interest in a limited partnership and a limited liability company and an investment in a viatical settlement or similar agreement; and
e)
does not include any equity interest of a closely held corporation or other entity with not more than thirty-five (35) holders of the equity interest of such entity offered or sold pursuant to a transaction in which one hundred percent (100%) of the equity interest of such entity is sold as a means to effect the sale of the business of the entity if the transaction has been negotiated on behalf of all purchasers and if all purchasers have access to inside information regarding the entity before consummating the transaction; and
(xvi)
“subsidiary” of a specified company means a company having more than fifty percent (50%) of the voting power of its shares or other ownership interests entitled to vote for directors or other members of the governing body of the company owned directly, or indirectly through related companies, by the specified company.

We, the corporate body whose name and address is subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

____________________________________________________________________________

Name, Address and Description Number of shares

of the Subscriber taken by the Subscriber

____________________________________________________________________________

____________________________

For and on behalf of

______________________________________________________________________

Dated

Witness to the above signature: __________________________

Name:

Address:

Occupation:

APPENDIX B

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

(as amended by all resolutions up to and including [February [ ], 2026])

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

1.
The name of the Company is Iterum Therapeutics public limited company.
2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014.
3.
The objects for which the Company is established are:
a.
To carry on the business of a holding company and to coordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatsoever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on, in all its branches, the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed necessary or appropriate by the Company’s board of directors and to exercise its powers as a shareholder of other companies.
b.
To carry on the business of a pharmaceuticals company and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical, medicinal or healthcare character and to hold intellectual property rights and to do all things usually done by persons carrying on the above mentioned activities or any of them or likely to be required in connection with any such activities.
c.
To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.
d.
To establish, maintain and operate laboratories for the purposes of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.
e.
To invest (including long-term investments in, and acquisitions of, the shares or other securities or ownership interests in other companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.
f.
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.
g.
To acquire and hold shares and stocks of any class or description, debentures, debenture stocks, bonds, bills, mortgages, obligations, investments, partnership interests, limited partnership interests, trust interests, membership interests and other securities or ownership interests of all descriptions and of any kind issued or guaranteed by any company or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public, municipal, local or other authority or body of whatever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.
h.
To remunerate by cash payments or allotment of shares or securities or other ownership interests (including rights to acquire shares or securities or other ownership interests) of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company's capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.
i.
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.
j.
To acquire by purchase, exchange, lease, fee, farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.
k.
To erect or secure the erection of buildings or other structures of any kind with a view of occupying or letting them or otherwise utilising them and to enter into any contracts or leases and to grant any licences necessary to effect the same.
l.
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and structures and to enter into contracts and arrangements of all kinds with tenants and others.
m.
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real property, chattels real or personal, movable or immovable, either in whole or in part.
n.
To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services and any other services deemed appropriate by the Company.
o.
To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or non-negotiable or transferable or non-transferrable instruments.
p.
To redeem, purchase, or otherwise acquire in any manner permitted by law any shares in the Company's capital or other securities or ownership interests of any kind issued by the Company.
q.
To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods, or by any other method whatsoever, the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest, dividends and other amounts due on or with respect to any security of any person, firm or company, including any company which is for the time being the Company's holding company (as defined by section 8 of the Companies Act 2014) or subsidiary (as defined by section 7 of the Companies Act 2014) or another subsidiary as defined by the said section of the Company's holding company (as defined by section 8 of the Companies Act 2014) or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.
r.
To lend the funds of the Company with or without security and at interest or free of interest.
s.
To raise or borrow or secure the payment of money, including by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets or rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee any or all of the liabilities of the Company, any other company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares, attending and voting at general meetings of the Company, appointment of directors and otherwise.
t.
To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company's assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company's business or to any other special rights, privileges, advantages or benefits.
u.
To reduce the share capital of the Company in any manner permitted by law.
v.
To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.
w.
To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons, and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of any such persons and to remunerate any person, firm or company rendering services to the Company or of any company which is a subsidiary of the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.
x.
To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.
y.
To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.
z.
To distribute either upon a distribution of assets or division of profits among the Members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.
aa.
To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.
bb.
To do and carry out all or any of the foregoing or following objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the business of insurance.
cc.
To apply for, purchase or otherwise acquire any patents, brevets d'invention, licences, trademarks, trade names, copyrights, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.
dd.
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company.
ee.
To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company.
ff.
To adopt such means of making known the Company and its products and services as may seem expedient.
gg.
To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.
hh.
To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

ii.
To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.
jj.
To make voluntary dispositions of all or any part of the property and rights of the Company and to make gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
kk.
To receive voluntary dispositions of all or any part of the undertakings, properties, assets or rights of any other corporation and to receive gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
ll.
To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company's undertakings, properties, assets or rights.

And it is hereby declared that (i) the word "company" in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anyway limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company and (ii) any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

4.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.
5.
The authorised share capital of the Company is US$[ • ] divided into [ • ] Ordinary Shares of US$0.01 each1 and 100,000,000 Preferred Shares of US$0.01 each.
6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended Articles of Association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's Articles of Association for the time being.
7.
Capitalised terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

1 Note: It is not possible to finalize these details as at the date of filing this proxy statement.

If the Reverse Share Split Proposal is approved, and the board of directors decides to proceed with the Reverse Share Split, the authorized share capital is expected to be between approximately US$1,080,000 and US1,053,333, divided into between approximately 8,000,000 ordinary shares and 5,333,333 ordinary shares of $0.01 each.

If Proposal No. 1, the authorized share capital increase proposal, is also approved, then following the Reverse Share Split, the authorized share capital is expected to be between US$1,130,000 and US$1,086,666 divided into between approximately 13,000,000 ordinary shares and 8,666,666 ordinary shares of US$0.01 each.

The final details will depend on the outcome of this EGM and on the share consolidation ratio in relation to the Reverse Share Split, as ultimately determined by the board of directors in its absolute discretion.

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

TABLE OF CONTENTS

PRELIMINARY	9
REGISTERED OFFICE	12
SHARE CAPITAL; ISSUE OF SHARES	13
ORDINARY SHARES	14
PREFERRED SHARES	14
CERTIFICATES FOR SHARES	15
REGISTER OF MEMBERS	15
TRANSFER OF SHARES	16
REDEMPTION AND REPURCHASE OF SHARES	18
VARIATION OF RIGHTS OF SHARES	18
LIEN ON SHARES	19
CALLS ON SHARES	20
FORFEITURE	21
NON-RECOGNITION OF TRUSTS	22
TRANSMISSION OF SHARES	22
AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL	23
CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE	24
GENERAL MEETINGS	25
NOTICE OF GENERAL MEETINGS	25
PROCEEDINGS AT GENERAL MEETINGS	26
VOTES OF MEMBERS	30
PROXIES AND CORPORATE REPRESENTATIVES	30
DIRECTORS	32
DIRECTORS' AND OFFICERS' INTERESTS	32
POWERS AND DUTIES OF DIRECTORS	34
MINUTES	35
DELEGATION OF THE BOARD'S POWERS	35
CHAIRPERSON AND EXECUTIVE OFFICERS	36
PROCEEDINGS OF DIRECTORS	36
RESIGNATION AND DISQUALIFICATION OF DIRECTORS	47
APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS	38
SECRETARY	40
SEAL	40
DIVIDENDS, DISTRIBUTIONS AND RESERVES	41
CAPITALISATION	42

ACCOUNTS	42
AUDIT	43
NOTICES	43
UNTRACED HOLDERS	45
DESTRUCTION OF DOCUMENTS	46
WINDING UP	47
INDEMNITY	47
FINANCIAL YEAR	49
SHAREHOLDER RIGHTS PLAN	49
BUSINESS COMBINATION	49

PRELIMINARY

1.
Sections 43(2), 43(3), 65(2)-(7), 77-81, 83(3), 94(1), 95(1), 96(2)-(11), 124, 125, 126(2) to (8), 144(3)-(4), 148(2), 158-165, 178(2), 180(5), 181(1), 181(6), 182(2), 182(5), 183(3), 186(c)(i), 187, 188, 193, 218(3)-(5), 229, 230, 338(5)-(6), 618(1)(b), 620(8), 1090, 1092, and 1113 of the Companies Act shall not apply to the Company. The provisions of the Companies Act which are stated therein to apply to a public limited company, save to the extent that its constitution is permitted to provide or state otherwise, will apply to the Company subject to the alterations contained in these Articles, and will, so far as not inconsistent with these Articles, bind the Company and its Members.
2.
2.1.
In these Articles:

"1990 Regulations"	The Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.
"address"	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Adoption Date"	means 30 May 2018.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Board from time to time to assist the Secretary.
"Auditors"	means the persons for the time being performing the duties of the statutory auditors of the Company.
"Board"	means the board of Directors for the time being of the Company.
"Chairperson"	means the chairperson of the Board from time to time and/or chairperson of a general meeting of the Company as the context may require.
"clear days"

means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect.

"Companies Act"	means the Companies Act 2014 and every statutory modification, replacement and re-enactment thereof for the time being in force.
"Company"	means Iterum Therapeutics plc.
"Court"	means the Irish High Court.
“Derivative Transaction”

means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial: (A) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (B) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (C) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes with respect to any securities of the Company, or (D) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

"Directors"	means the directors for the time being of the Company.
"dividend"	includes dividends, final dividends, interim dividends and bonus dividends.

"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature" "Enterprise"

shall have the meaning given to those words in the Electronic Commerce Act 2000.

means the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise or entity which a person is or was serving at the request of the Company;

"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
"Exchange Act"	means the Securities Exchange Act of 1934 of the United States of America.
"Member"	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.
"month" "Official"	means a calendar month. means a director, officer, secretary, employee, trustee, agent, partner, managing member, fiduciary or other official of the Company or another Enterprise;
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of section 191 of the Companies Act.
"paid-up"	means paid-up in accordance with the Companies Act as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Redeemable Shares"	means redeemable shares in accordance with the Companies Act.
"Register of Members" or "Register"	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies Act.
"registered office"	means the registered office for the time being of the Company.
"Seal"	means the seal of the Company, if any, and includes every duplicate seal.
"Secretary"

means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board or the Secretary to perform the duties of secretary of the Company, in each case, when acting in the capacity of the secretary of the Company.

"Share"and "Shares"	means a share or shares in the capital of the Company.
"Special Resolution"	means a special resolution of the Company's Members within the meaning of section 191 of the Companies Act.
2.2.
In these Articles (unless otherwise specified):
i.
words importing the singular number include the plural number and vice-versa;
ii.
words importing the feminine gender include the masculine gender and the neuter and vice-versa;
iii.
words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere and references to a company, except where used in reference to the Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere;
iv.
expressions referring to "written" and "in writing" shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these Articles and/or where it constitutes writing in electronic form sent to the Company;
v.
expressions referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature;
vi.
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

vii.
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
viii.
reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the Companies Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the Companies Act;
ix.
headings are inserted for reference only and shall be ignored in construing these Articles; and
x.
references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

REGISTERED OFFICE

3.
The registered office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL; ISSUE OF SHARES

4.
The authorised share capital of the Company is US$[ • ] divided into [ • ] Ordinary Shares of US$0.01 each2 and 100,000,000 Preferred Shares of US$0.01 each.
5.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Act) allot, issue, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections 71(4) and 1026 of the Companies Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each such Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the Companies Act, Shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.
6.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, to grant such persons, for such periods and upon such terms as the Board deems advisable, options or awards to purchase or subscribe for any number of Shares of any class or classes or of any series of any class and other securities or ownership interests of the Company as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options or awards to be issued.
7.
7.1.
The Directors are, for the purposes of section 1021 of the Companies Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 1021) up to the amount of the Company's authorised but unissued share capital as at the Adoption Date and to allot and issue any Shares acquired by or on behalf of the Company pursuant to the provisions of the Companies Act and held as treasury shares and, unless it is renewed or a longer period of time is allowed under applicable law, this authority shall expire five years from the Adoption Date.
7.2.
The Directors are hereby empowered pursuant to sections 1022 and 1023(3) of the Companies Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by Article 7.1 as if section 1022 of the Companies Act did not apply to any such allotment.
7.3.
The Company may before the expiry of the authorities conferred by Articles 7.1 and/or 7.2 make an offer or agreement which would or might require relevant securities (as defined in section 1021 of the

2 Note: It is not possible to finalize these details as at the date of filing this proxy statement.

If the Reverse Share Split Proposal is approved, and the board of directors decides to proceed with the Reverse Share Split, the authorized share capital is expected to be between approximately US$1,080,000 and US1,053,333, divided into between approximately 8,000,000 ordinary shares and 5,333,333 ordinary shares of $0.01 each.

If Proposal No. 1, the authorized share capital increase proposal, is also approved, then following the Reverse Share Split, the authorized share capital is expected to be between US$1,130,000 and US$1,086,666 divided into between approximately 13,000,000 ordinary shares and 8,666,666 ordinary shares of US$0.01 each.

The final details will depend on the outcome of this EGM and on the share consolidation ratio in relation to the Reverse Share Split, as ultimately determined by the board of directors in its absolute discretion.

Companies Act) and/or equity securities (as defined in section 1023 of the Companies Act), as the case may be, to be allotted after such expiry and the Board may allot relevant securities and/or equity securities in pursuance of such an offer or agreement as if the authorities conferred by Articles 7.1 and/or 7.2 had not expired.
7.4.
The Company may issue permissible letters of allotment (as defined by section 1019 of the Companies Act) to the extent permitted by the Companies Act.
8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the Companies Act and to such conditions as the Board may determine including by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

9.
The rights and restrictions attaching to the Ordinary Shares shall be as follows:
9.1.
subject to the right of the Company to set record dates for the purposes of determining the identity of Members entitled to notice of and/or to vote at a general meeting and any rules or regulations applicable to the conduct of any general meeting of the Company, the right to attend and speak at any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;
9.2.
the right to participate pro rata in all dividends declared by the Company with respect to the Ordinary Shares; and
9.3.
the right, in the event of the Company's winding up, to participate pro rata with all other Ordinary Shares in the total assets of the Company.
10.
The rights attaching to the Ordinary Shares shall be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 13.
11.
Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Companies Act, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party and the Company is hereby authorised to enter into any such agreement, transaction or trade. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with the Companies Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a Redeemable Share, or to authorise the redemption of such a Redeemable Share and once deemed to be a Redeemable Share such share shall be redeemable at the instance of the Company.
12.
All Ordinary Shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

13.
The Directors are authorised to issue all or any of the authorised but unissued Preferred Shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Directors providing for the issuance of such class or series, including (but not limited to) the authority to provide that any such class or series may be:
13.1.
redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Directors, and redeemable at such time or times, including upon a fixed date, and at such price or prices as the Directors may determine;
13.2.
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times as the Directors may determine, and which may be payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series as the Directors may determine;
13.3.
entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company as the Directors may determine; or

13.4.
convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors may determine.

The Directors may at any time before the allotment of any Preferred Share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such Preferred Shares.

14.
The rights conferred upon the holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with Article 13.

ISSUE OF WARRANTS

15.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

16.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository or any operator of any clearance or settlement system or by law, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for any Shares of any class held by him or her (nor on transferring a part of holding, to a certificate for the balance).
17.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical or electronic process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.
18.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

19.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies Act.
20.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Act.
21.
The Company, or any agent(s) appointed by it to maintain any duplicate Register of Members in accordance with these Articles shall, as soon as practicable and on a regular basis record, or procure the recording of, in the original Register of Members, all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Act.
22.
The Company shall not be bound to register more than four (4) persons as joint holders of any Share. If any Share shall stand in the names of two (2) or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

23.
Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, all transfers of Shares shall be effected by an instrument in writing (an "instrument of transfer") in such form as the Board or the Secretary may approve. All such instruments of transfer must be left at the registered office or at such other place as the Board or the Secretary may specify and all such instruments of transfer shall be retained by the Company.
24.
a.
In the case of transfers to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company) the instrument of transfer shall not be effective until executed by:
i.
the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company; and
ii.
by the transferor or alternatively by or on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
b.
In the case of transfers other than those to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company), the instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such other person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Secretary (or relevant nominee), acting on behalf of the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
c.
An instrument of transfer need not be executed by the transferee except to the extent required by the Companies Act. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred and the date of the agreement to transfer the Shares, shall, once executed in accordance with this Article, be deemed to be a proper instrument of transfer for the purposes of section 94 of the Companies Act.
d.
The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Board so determine.
e.
The Company, at its absolute discretion and insofar as the Companies Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferor or transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferor or transferee is paid by the Company or any subsidiary of the Company on behalf of the transferor or transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled, but not required, to (i) seek reimbursement of the stamp duty from the transferor or transferee, (ii) set-off the stamp duty against any dividends payable to the transferor or transferee of those Shares or (iii) claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.
f.
Notwithstanding the provisions of these Articles and subject to any regulations made under section 1086 of the Companies Act or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise), title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 1086 of the Companies Act or any regulations made thereunder or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise). The Board shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.
25.
The Board may, without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, without assigning any reason, refuse to register a transfer of any Share unless:

a.
the instrument of transfer is fully and properly completed and is lodged with the Company at the registered office or at such other place as the Board or the Secretary may specify accompanied by the certificate(s) for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;
b.
the instrument of transfer is in respect of only one class of Shares;
c.
a registration statement under the Securities Act of 1933 (as amended) of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;
d.
the instrument of transfer is properly stamped (in circumstances where stamping is required);
e.
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;
f.
it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and
g.
it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.
26.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.
27.
The Company shall not be obligated to make any transfer to an individual under 18 years of age or to a person in respect of whom an order has been made by a competent court or official on the grounds that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs or under other legal disability.
28.
Upon every transfer of Shares, the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 16 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him or her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him or her without charge.

REDEMPTION AND REPURCHASE OF SHARES

29.
Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Companies Act and the other provisions of this Article 29, and without prejudice to Article 13, the Company may:
29.1.
pursuant to section 66(4) of the Companies Act, allot and issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Board;
29.2.
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares (as defined by section 106(1) of the Companies Act) and re-issue such treasury shares as Shares of any class or classes or cancel them;
29.3.
subject to or in accordance with the provisions of the Companies Act and without prejudice to any relevant special rights attached to any class of Shares, pursuant to section 105 and Chapter 5 of Part 17 of the Companies Act, acquire any of its own Shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so acquired or hold them as treasury shares (as defined by section 106(1) of the Companies Act) and may re-issue any such Shares as Shares of any class or classes or cancel them; or
29.4.
convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 1071(b) of the Companies Act. No resolution of Members, whether special or otherwise, shall be required to be passed to convert any of the Company's Shares into Redeemable Shares.
30.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act.
31.
The holder of the Shares being redeemed or purchased shall be bound to deliver up to the Company, at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

32.
Without prejudice to the authority conferred on the Directors pursuant to Article 13 to issue Preferred Shares in the capital of the Company, if at any time the share capital of the Company is divided into different classes or series of Shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the Shares of that class or series) may be varied or abrogated with the consent in writing of the holders of a majority of the issued Shares of that class or series entitled to vote on such variation or abrogation, or with the sanction of an Ordinary Resolution passed at a general meeting of the holders of the Shares of that class or series.
33.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class or series of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least a majority of the issued Shares of the class or series.
34.
The rights conferred upon the holders of the Shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class or series, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them. For the avoidance of doubt:
34.1.
the issue, redemption or purchase of any of the 100,000,000 Preferred Shares of US$0.01 each shall not constitute a variation of the rights of the holders of Ordinary Shares; and
34.2.
the issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class or series of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class or series of Preferred Shares.

LIEN ON SHARES

35.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Board, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article 35. The Company's lien on a Share shall extend to all monies payable in respect of it.
36.
The Company may sell in such manner as the Board determines any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after notice demanding payment, stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death, bankruptcy or insolvency of the holder or otherwise by operation of law or regulation (whether of Ireland or otherwise).
37.
To give effect to a sale, the Board may authorise some person to execute an instrument of transfer of the Share(s) sold to, or in accordance with, the directions of the transferee. The transferee shall be entered in the Register as the holder of the Share(s) comprised in any such transfer and he or she shall not be bound to see to the application of the purchase monies nor shall his or her title to the Share be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.
38.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.
39.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on, or in respect of, any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:
i.
the death of such Member;
ii.
the non-payment of any income tax or other tax by such Member;

iii.
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his or her estate; or
iv.
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares renders the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

39.1.
the Company shall be fully indemnified by such Member or his or her executor or administrator from all liability;
39.2.
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of fifteen percent (15%) per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;
39.3.
the Company may recover as a debt due from such Member or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and
39.4.
the Company may, if any such money is paid or payable by it under any such law as referred to above, refuse to register a transfer of any Shares by any such Member or his or her executor or administrator until such money and interest is set off or deducted as referred to above or, in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.
40.
Subject to the rights conferred upon the holders of any class of Shares, nothing in Article 39 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his or her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

41.
Subject to the terms of allotment, the Board may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen (14) clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his or her Shares. A call may be required or permitted to be paid in instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part, and payment of a call may be postponed in whole or in part.
42.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
43.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.
44.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.
45.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Act), but the Board may waive payment of the interest wholly or in part.
46.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value or by way of premium, shall be deemed to be a call and, if it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.
47.
Subject to the terms of allotment, the Board may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.
48.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him or her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

49.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.
50.
The notice shall state a further day (not earlier than the expiration of fourteen (14) clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.
51.
If the requirements of any such notice as aforesaid are not complied with, then at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any Share liable to be forfeited hereunder.
52.
On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
53.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal, such a Share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he or she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
54.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him or her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his or her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.
55.
A statement in writing that the maker of the statement is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.
56.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.
57.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

58.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

59.
If a Member dies, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest in the Shares; but nothing herein contained shall release the estate of any deceased holder from any liability in respect of any Share which had been jointly held by him or her solely or jointly with other persons.
60.
A person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or insolvency of a Member, or otherwise becoming entitled to a Share by operation of any law, directive or regulation (whether of Ireland, the European Union, or any other jurisdiction) may elect, upon such evidence of title being produced as the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) may reasonably require at any time and from time to time, and subject as further provided in this Article, either to become the holder of the Share or to have some person nominated by him or her registered as the transferee of such Share. If he or she elects to become the holder of the Share, he or she shall give notice to the Company to that effect and, where the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) are satisfied with the evidence of title produced to them, they may register such person as the holder of the Share, subject to the other provisions of these Articles and of the Companies Act. If he or she elects to have another person registered as the transferee of the relevant Share, he or she shall execute an instrument of transfer of the Share to that person. All of these Articles relating to the transfer of Shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the relevant Member and the event giving rise to the entitlement of the relevant person to the Shares had not occurred.
61.
A person becoming entitled to a Share by transmission shall have the rights to which he or she would be entitled if he or she were the holder of the Share (including the right to receive and give a valid discharge for any dividends, distributions or other moneys payable on or in respect of the Share), except that, before being registered as the holder of the Share, he or she shall not be entitled in respect of it to receive notices of, or to attend or vote at, any meeting of the Company or at any separate meeting of holders of any class of Shares in the Company. The Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), at any time, may give notice requiring any such person to elect either to be registered himself or herself as the holder of the Share or to transfer the Share and, if the notice is not complied with within ninety (90) days, the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) thereupon may withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL

62.
The Company may by Ordinary Resolution (or as otherwise provided in these Articles, or determined by the Board, or otherwise permitted under applicable law):
62.1.
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;
62.2.
increase the authorised share capital by such sum to be divided into Shares of any nominal value;
62.3.
consolidate and divide all or any of the Shares into Shares of a larger nominal value than the existing Shares;
62.4.
subdivide the Shares, or any of them, into Shares of a smaller nominal value, so however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived (and so that the Board may determine that, as between the holders of the Shares resulting from such sub-division, one or more of the Shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new Shares);
62.5.
cancel any Shares which have not been taken or agreed to be taken by any person and diminish the amount of the Company's share capital by the amount of the Shares so cancelled;
62.6.
increase the nominal value of any of the Shares by the addition to them of any undenominated capital;
62.7.
reduce the nominal value of any of the Shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;
62.8.
convert any undenominated capital into Shares for allotment as bonus shares to holders of existing Shares; and/or
62.9.
subject to applicable law, change the currency denomination of its share capital.
63.
Subject to the provisions of the Companies Act, the Company may:

63.1.
by Special Resolution (or as otherwise required or permitted by applicable law) change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;
63.2.
by Special Resolution (or as otherwise required or permitted by these Articles and applicable law (including, without limitation, section 83 of the Companies Act)) reduce its issued share capital and any capital redemption reserve fund, share premium account or undenominated capital account. In relation to such reductions, the Company may by Special Resolution (or as otherwise required or permitted by these Articles and applicable law) determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and
63.3.
by resolution of the Directors, change the location of its registered office.
64.
Where any difficulty arises in regard to any alteration or reorganisation of the share capital of the Company, the Board may settle the same as they think expedient and in particular, may arrange to sell any Shares representing fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Board may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

65.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Companies Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year, as it may determine. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members, such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.
66.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend or other distribution, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Members is relevant.
67.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of Members. Where a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

68.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Act.
69.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with the Companies Act, convene a general meeting in the manner required by the Companies Act. All general meetings other than annual general meetings shall be called extraordinary general meetings. Where any provision of the Companies Act confers rights on the members of a company to convene a general meeting without first directing the board of directors to convene a general meeting and expresses such rights to apply save where a company's articles of association or constitution provides otherwise, such rights shall not apply to the Members of the Company.
70.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Each general meeting shall be held at such time and place as designated by the Board and as specified in the notice of meeting. Subject to section 176 of the Companies Act, all general meetings may be held outside of Ireland.

71.
The Board may authorise the Secretary to postpone or cancel any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned by the Members in accordance with the Companies Act or the postponement or cancellation of which would be contrary to the Companies Act, law or a Court order pursuant to the Companies Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for any postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

72.
Subject to the provisions of the Companies Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called on at least twenty-one (21) clear days' notice and all other extraordinary general meetings shall be called on at least fourteen (14) clear days' notice. Such notice shall state the date, time, place of the meeting and the general nature of the business to be considered. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on any Exchange.
73.
A general meeting of the Company shall, whether or not the notice specified in Article 72 has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.
74.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members.
75.
There shall appear with reasonable prominence in every notice of general meeting of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him or her and that a proxy need not be a Member of the Company.
76.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.
77.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate the notice or any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

78.
The business of annual general meetings shall include:
a.
the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;
b.
the review by the Members of the Company’s affairs;
c.
the appointment or re-appointment of Auditors;
d.
the authorisation of the Directors to approve the remuneration of the Auditors; and
e.
the election and re-election of Directors.
79.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all at the relevant general meeting) holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.
80.
If within 15 minutes (or such longer time not exceeding one hour as the Chairperson of the meeting may decide to wait) after the time appointed for the holding of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting (i) if convened on the requisition of Members, shall be dissolved; and (ii) in any other case, shall stand adjourned to the same day in the next week or to such other day and at such other time and place as the Chairperson (or, in default, the Board) may, subject to the provisions of the Companies Act, determine. If at such adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding it the adjourned meeting shall be dissolved.
81.
If the Board wishes to make this facility available to Members for any or all general meetings of the Company, a Member may participate in any general meeting of the Company by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.
82.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.
83.
The Chairperson, or in his absence, some other Director nominated by the Directors shall preside at every general meeting of the Company, but if at any meeting neither the Chairperson, nor such other Director, is present within fifteen minutes after the time appointed for the holding of the meeting, or if none of them are willing to act as Chairperson, the Directors present shall choose some Director present to be Chairperson, or if no Director is present, or if all the Directors present decline to take the chair, the Members present shall choose some Member present to be Chairperson.
84.
The Chairperson of the meeting may, and shall if so directed by the meeting (upon the passage of an Ordinary Resolution), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. Without prejudice to any other power of adjournment which the Chairperson of the meeting may have under these Articles, at common law or otherwise, the Chairperson may, without the consent of the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place if he or she decides that it is necessary or appropriate to do so in order to: (a) secure the proper and orderly conduct of the meeting (b) give all persons entitled to do so an opportunity of attending the meeting (c) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting or (d) ensure that the business of the meeting is properly concluded or disposed of, including (without limitation) for the purpose of determining the result of a poll.

85.
85.1.
Subject to the Companies Act, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:
i.
it is specified in the notice of meeting;
ii.
it is proposed by or at the direction of the Board;
iii.
it is proposed at the direction of a court of competent jurisdiction;
iv.
it is proposed pursuant to, and in accordance with, the procedures and requirements of Article 86 or 151;
v.
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section 178(3) of the Companies Act;
vi.
the Chairperson of the meeting decides that the resolution may properly be regarded as within the scope of the meeting; or
vii.
it has not been withdrawn by the Chairperson in accordance with Article 85.2.
85.2.
The Chairperson of the meeting may, at his sole discretion, withdraw any resolution to be put to a vote at a general meeting of the Company or of any class of Members and such withdrawal shall not invalidate the proceedings of such meeting and shall be without prejudice to any other resolutions to be put to a vote at such general meeting of the Company or any class of Members.
85.3.
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairperson of the meeting decides that the amendment or the amended resolution may properly be put to a vote at that meeting.
85.4.
If the Chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the Chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.
86.
86.1.
For business to be properly requested by a Member to be brought before a general meeting, (other than nominations of directors, which may only be made in accordance with Article 151.1) the Member must:
a)
be a Member of the Company at the time of the giving of the notice for such general meeting;
b)
be entitled to vote at such meeting; and

c)
have given timely and proper notice in writing to the Secretary in accordance with this Article 86.
86.2.
To be timely for an annual general meeting, a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company (i) with respect to the first annual general meeting of the Company as a public limited company, not later than the 10th day following the day on which public announcement of the date of such annual general meeting is first made by the Company and (ii) with respect to all other annual general meetings, not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the first anniversary of the date of the notice convening the preceding year's annual general meeting provided, however, that if the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the preceding year's annual general meeting, the Member's notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made. In no event shall the adjournment or postponement of any annual general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.3.
To be timely for a general meeting (other than an annual general meeting), a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the date of such meeting or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such meeting, the 10th day following the date on which public announcement is first made of the date of the general meeting. In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.4.
To be in proper written form, a Member's notice shall set forth as of the date of the notice and as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a Proponent and collectively, the Proponents) as to each matter such Member proposes to bring before the meeting:
a)
a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
b)
the name and address, as they appear in the Register of Members, of each Proponent;
c)
the class, series and number of Shares of the Company which are beneficially owned by each Proponent;
d)
any material interest of the Member, or of any other person on whose behalf such business is raised, in such business;
e)
a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;
f)
a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Article 151) or to propose the business that is specified in the notice (with respect to a notice under Article 86);
g)
a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice under Article 151) or to carry such proposal (with respect to a notice under Article 86);
h)
to the extent known by any Proponent, the name and address of any other Member supporting the proposal on the date of such Member’s notice; and
i)
a description of all Derivative Transactions by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

86.5.
The Chairperson shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
87.
Except where a greater majority is required by the Companies Act or where these Articles provide otherwise, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.
88.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairperson may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.
89.
A poll demanded on the election of the Chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairperson of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.
90.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Member entitled to more than one vote need not use all his or her votes or cast all the votes he or she uses in the same way.
91.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the Member or proxy.
92.
The Board may adopt such rules, regulations and procedures for the conduct of any meeting of the Members as it deems appropriate. Except to the extent inconsistent with any applicable rules, regulations or procedures adopted by the Board, the Chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, and take such actions with respect to the conduct of the meeting, as the Chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, ones that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) contain limitations on attendance at or participation in the meeting to Members of record of the Company, their duly authorised proxies or such other persons as the Chairperson of the meeting shall determine, (iv) contain restrictions on entry to the meeting after the time fixed for its commencement and (v) limit the time allotted to Member questions or comments.

VOTES OF MEMBERS

93.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member present in person or by proxy shall have one vote for each Share registered in his or her name in the Register of Members.
94.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.
95.
A Member of unsound mind, a Member who has made an enduring power of attorney, or in respect of whom an order has been made by any court, having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may vote by proxy.
96.
No Member shall be entitled to vote at any general meeting unless he or she is registered as a Member on the record date for such meeting.
97.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairperson of the general meeting whose decision shall be final and conclusive.
98.
Unless the Board decides otherwise, no Member shall be entitled to be present or vote at any meeting either personally or by proxy until such Member has paid all calls due and payable on every Share held by him or her whether alone or jointly with any other person together with interest and expenses (if any) to the Company.
99.
Section 193 of the Companies Act will not apply to the Company and no resolutions in writing may be validly passed by the members.

PROXIES AND CORPORATE REPRESENTATIVES

100.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.
101.
101.1.
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as may be specified in the notice convening the meeting or in any other information sent to the Members by or on behalf of the Board in relation to the meeting, subject to applicable requirements of the United States Securities and Exchange Commission and any Exchange on which the Shares are listed.
101.2.
Without limiting the foregoing, the Board or the Secretary may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communications (as permitted by the Board or the Secretary) will be deemed to be deposited at the place specified for such purpose once received by the Company. The Board or the Secretary may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Board may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.
102.
Any body corporate which is a Member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he or she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person or persons to act as the representative of the relevant body corporate.
103.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.
104.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.
105.
An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting as well as for the meeting to which it relates.
106.
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the registered office before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.
107.
The Board may send, at the expense of the Company and subject to applicable law (including the rules and regulations of the United States Securities and Exchange Commission), by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

108.
The number of Directors on the Board shall be not less than two (2) nor more than 13. The authorised number of Directors (within such fixed maximum and fixed minimum numbers) shall be determined solely by the Board and, for the avoidance of doubt, shall not require approval or ratification by the Company in general meeting.

109.
The remuneration to be paid to the Directors shall be such remuneration as the Directors in their sole discretion shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. The amount, rate or basis of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Company in general meeting. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the Company's property pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director's own benefit or for the benefit of another person.
110.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.
111.
The salary or remuneration of a Director appointed to hold employment or executive office may be a fixed sum of money, or wholly or in part governed by business done or profits made, or as otherwise decided by the Board (including, for the avoidance of doubt, by the Board acting through a duly authorised Board committee), and may be in addition to or instead of a fee payable to such Director for his or her services as Director pursuant to these Articles.
112.
Members of special or standing committees may be allowed like compensation for service on any such committees or for attending committee meetings, or both.

DIRECTORS' AND OFFICERS' INTERESTS

113.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section 231 of the Companies Act, declare the nature of his or her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he or she is or has become so interested or (b) by providing a general notice to the Directors declaring that he or she is a Director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.
114.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.
115.
Nothing in section 228(1)(e) of the Companies Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Companies Act.
116.
A Director may act by himself or herself or by his or her firm in a professional capacity for the Company (other than as its Auditors) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.
117.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other entity or otherwise interested in any entity promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other entity; provided that he or she has declared the nature of his or her position with, or interest in, such entity to the Board in accordance with Article 113 and this has been approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
118.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

118.1.
he or she has declared the nature of his or her interest in such contract or transaction to the Board in accordance with Article 113; and
118.2.
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
119.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which he or she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him or her in accordance with Article 113, at or prior to its consideration and any vote thereon.
120.
For the purposes of Article 113:
120.1.
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;
120.2.
an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of his or hers; and
120.3.
a copy of every declaration made and notice given under Article 113 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

121.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Act or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies Act. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.
122.
The Board shall have the power to appoint and remove officers and executives on such terms as the Board sees fit and to give such titles and delegate such responsibilities to those officers and executives as it sees fit.
123.
The Company may exercise the powers conferred by section 44 of the Companies Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.
124.
Unless otherwise ordered by the Board, the chief executive officer shall have the authority to exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as he or she thinks fit and in particular they may exercise their voting powers in favour of any resolution appointing the directors or any of them as director or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company. The Board may from time to time confer like powers upon any other person or persons.
125.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.
126.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including, without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another company in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.
127.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock,

mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.
128.
The Directors may procure the establishment and maintenance of or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary or holding company of the Company or of any predecessor in business of the Company or any such subsidiary or holding company and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object; provided that any Director shall be entitled to retain any benefit received by him or her under this Article 128, subject only, where the Companies Act requires, to disclosure to the Members and the approval of the Company in general meeting.
129.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

130.
The Board shall cause minutes to be made in books kept for the purpose of all (i) appointments of officers and committees made by the Board (ii) resolutions and proceedings at meetings of (a) the Company or of the holders of any class of Shares and (b) the Board and of committees of the Board, including in each case the names of the Directors and others present at each meeting. Any such minutes, if signed by the Chairperson of the meeting at which the proceedings were held or by the Chairperson of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

DELEGATION OF THE BOARD'S POWERS

131.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors and/or (if thought fit) one or more other persons. The Board may also delegate to any Director, officer or member of the management of the Company or any of its subsidiaries such of its powers as it considers desirable to be exercised by him or her. The Board may also designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers, and may be revoked or altered. Subject to any such conditions, the proceedings of a committee shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. Each committee shall keep regular minutes and report to the Board when required. Unless otherwise determined by the Board, the quorum necessary for the transaction of any business at any committee meeting shall be a majority of the members of such committee. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee.
132.
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.
133.
The Board may, by power of attorney or otherwise, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him or her.

CHAIRPERSON AND EXECUTIVE OFFICERS

134.
The Board may elect any Director as Chairperson of the Board and determine the period for which he or she is to hold office.

135.
In addition to the Chairperson, the Directors and the Secretary, the Company may appoint such other officers, including executive officers, as the Board may from time to time determine and, without limitation to the foregoing, the Board may appoint any person (whether or not a Director) to fill the following positions: chief executive officer, chief financial officer, general counsel, president, treasurer and controller. Any person may hold more than one of the foregoing positions.
136.
Any person elected or appointed pursuant to Articles 134 and 135 shall hold his or her office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him or her and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.
137.
Except as provided in the Companies Act or these Articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to Articles 134 and 135 shall be such as are determined from time to time by the Board.
138.
Any officer may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.
139.
The use of the word "officer", "director" (save where the relevant person is a Director for the purposes of these Articles) (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an "officer" or "director" of the Company within the meaning of the Companies Act.

PROCEEDINGS OF DIRECTORS

140.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.
141.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.
142.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours' notice (or, if notice is mailed, at least four calendar days' notice) in writing to every Director, unless notice is waived by all the Directors either at, before or after the meeting is held and, provided further, if notice is given in person, by telephone, cable, telex, telecopy or email, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation, as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. The presence of a Director at a meeting of the Directors shall be deemed to be a waiver of any failure to give due notice of such meeting unless such Director states that he or she is not waiving any such failure promptly following the calling to order of such meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director personally or by word of mouth or sent in writing to his or her last known address or any other address given to the Company by such Director for such purpose or given by electronic communications to an address for the time being notified to the Company by the Director. In this Article “address,” in relation to documents in electronic form, includes any number or address used for the supply of documents in electronic form.
143.
The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors in office. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
144.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose. If there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless such Director is re-elected during such meeting.

145.
If no Chairperson is elected, or if at any meeting the Chairperson is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the Chairperson of the meeting or proceed without a Chairperson of the meeting.
146.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.
147.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the telephone call or similar communication was initiated.
148.
A resolution or other document in writing (in electronic form or otherwise), signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, and to vote on the relevant resolution or matter, shall be as valid and effectual as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the content of documents.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

149.
The office of a Director shall be vacated ipso facto:
149.1.
on the death of a Director;
149.2.
if he or she resigns his or her office, on the date on which notice of his or her resignation is delivered to the registered office or tendered at a meeting of the Board or on such later date as may be specified in such notice;
149.3.
if he or she ceases to be a Director by virtue of any provision of the Companies Act, is removed from office pursuant to these Articles or the Companies Act or becomes prohibited by law from being a Director;
149.4.
if he or she becomes bankrupt, has an interim receiving order made against him or her, makes any arrangement or compounds with his or her creditors generally or applies to the court for an interim order in connection with a voluntary arrangement under any legislation relating to insolvency;
149.5.
if the health of the director is such that, in the opinion of a majority of the other Directors, he or she can no longer be reasonably regarded as possessing adequate decision making capacity;
149.6.
in the case of a Director who holds executive office, his or her appointment to such office is terminated or expires and the Board resolves that such Director’s office be vacated;
149.7.
if he or she is absent, without permission of the Board, from Board meetings for six consecutive months and the Board resolves that his or her office be vacated; or
149.8.
if the Director is requested to resign in writing by not less than a majority of the other Directors.
150.
A resolution of the Board declaring a Director to have vacated office pursuant to this Article shall be conclusive as to the fact and grounds of vacation stated in the resolution.

APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS

151.
151.1.
No person shall be appointed a Director unless nominated in accordance with the provisions of this Article 151. Nominations of persons for election to the Board at a general meeting may be made:
a)
by or at the direction of the Board or a committee thereof;
b)
with respect to election at a general meeting, by any Member who holds Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the required notice of the relevant general meeting provided for in these Articles and at the time of the relevant general meeting, and who has given timely and proper notice in writing to the Secretary in accordance with Article 151.2 and 151.3;

c)
with respect to election at an extraordinary general meeting requisitioned in accordance with section 178(3) of the Companies Act, by a Member or Members who hold Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles, including Article 151.3, and the provisions of the Companies Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting,

(sub-clauses(b) and (c) being the exclusive means for a Member to make nominations of persons for election to the Board).

151.2.
For nominations of persons for election as Directors at a general meeting to be timely, a Member's notice must comply with the requirements of Article 86.2 or 86.2 (as applicable).
151.3.
To be in proper written form, a Member's notice for nomination(s) of person(s) for election pursuant to Article 151.1(b), or in the case of nomination(s) of person(s) for election pursuant to Article 151.1(c), a Member’s written requisition of the extraordinary general meeting, must, in addition to any other applicable requirements, set forth:

a)
as to each person whom the Member proposes to nominate for election or re−election as a Director, all information relating to such person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
b)
as to the Member giving the notice and each Proponent, the information required in Article 86.4.
151.4.
The Chairperson of the meeting shall determine whether a nomination was made in accordance with the procedures prescribed by these Articles, and if he or she should determine that such nomination was not made in accordance with such procedures, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Any such ruling by the Chairperson of the meeting shall be final and conclusive.
151.5.
The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires, to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.
152.
The Directors shall be divided into three classes, designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number.
152.1.
The term of the initial Class I directors shall terminate at the conclusion of the Company's 2019 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of the Company's 2020 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of the Company's 2021 annual general meeting.
152.2.
At each of the subsequent annual general meetings of the Company beginning with the Company's 2019 annual general meeting, all of the Directors of the class of directors whose term expires on the conclusion of that annual general meeting shall retire from office, unless re-elected, and successors to that class of directors shall be elected for a three-year term.
152.3.
The resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director.
152.4.
Every Director of the class retiring shall be eligible to stand for re-election at an annual general meeting.
152.5.
If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairman may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.
152.6.
A Director shall hold office until the conclusion of the annual general meeting for the year in which his term expires, subject however, to prior death, resignation, retirement, disqualification or removal from office.

152.7.
Notwithstanding any other provision of these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a casual vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed the number prescribed by the Board in accordance with Article 108. A casual vacancy will include, without limitation, a vacancy that results from the death, resignation, retirement, disqualification or removal of a Director.
152.8.
Any Director of such class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor.
153.
Directors will be elected by way of Ordinary Resolution of the Company in general meeting, provided that if the number of Director nominees exceeds the number of Directors (as determined by the Board) to be elected at such meeting (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the Shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors. For the purposes of this Article 153, "elected by a plurality" means the election of those Director nominees, equal in number to the number of positions to be filled at the relevant general meeting (as determined by the Board), that received the highest number of votes in the contested election. Cumulative voting is prohibited in the election of Directors.

REMOVAL OF DIRECTORS

154.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with section 146 of the Companies Act, remove any Director before the expiration of his or her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

SECRETARY

155.
The Board shall appoint the Secretary and may appoint one or more persons to be a joint, deputy or Assistant Secretary at such remuneration (if any) and on such terms as the Board sees fit and any person so appointed may be removed by the Board at any time.
156.
The duties of the Secretary shall be those prescribed by the Companies Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.
157.
A provision of the Companies Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

158.
Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.
159.
The Company may have for use in any place or places outside Ireland a duplicate Seal or Seals, each of which shall be a duplicate of the Seal of the Company, except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and, if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

160.
The Company in general meeting may by Ordinary Resolution declare dividends, but no dividends shall exceed the amount recommended by the Board. Subject to the Companies Act, the Board may, from time to time, pay such interim dividends as appear to it to be justified by the profits of the Company available for distribution. The Board may direct that any dividend declared by the Company in general meeting or by the Board in accordance with these Articles, may be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways. Where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient, and in particular may issue fractional certificates or ignore fractions, fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Board.
161.
Subject to the Companies Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.
162.
The Board may, before recommending or declaring any dividends or distributions, set aside such sums as it thinks proper as a reserve or reserves which shall, as directed by the Board, be applicable for any purpose of the Company and pending such application may, as directed by the Board, be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to dividend or distribute.
163.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of section 117 of the Companies Act.
164.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares, they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.
165.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him or her to the Company in relation to his or her Shares.
166.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.
167.
No dividend or distribution shall bear interest against the Company.
168.
All unclaimed dividends or other monies payable by the Company in respect of a Share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. If the Directors so resolve, subject to applicable law, any dividend which has remained unclaimed for twelve (12) years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.
169.
If, in respect of a dividend or other amount payable in respect of a Share (i) a cheque, warrant or money order is returned undelivered or left uncashed or (ii) a transfer made by or through a bank transfer system and/or other funds transfer system(s) fails or is not accepted, on two consecutive occasions, or one occasion and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company shall not be obliged to send or transfer a dividend or other amount payable in respect of such Share to such person until he or she notifies the Company of an address or account to be used for such purpose.

CAPITALISATION

170.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board's authority to issue and allot Shares under Article 7, the Board may:
170.1.
resolve to capitalise an amount standing to the credit of reserves (including, without limitation, a share premium account, undenominated capital account, capital redemption reserve and profit and loss account), whether or not available for distribution;
170.2.
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article 170, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;
170.3.
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve, including that where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;
170.4.
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and
170.5.
generally do all acts and things required to give effect to the resolution of the Board.
171.
Any such capitalisation will not require approval or ratification by the Members of the Company.

ACCOUNTS

172.
The Board shall, in accordance with Chapter 2 of Part 6 of the Companies Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:
172.1.
correctly record and explain the transactions of the Company;
172.2.
will at any time enable the financial position of the Company to be determined with reasonable accuracy;
172.3.
will enable the Board to ensure that any financial statements of the Company comply with the requirements of the Companies Act;
172.4.
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and
172.5.
will enable the financial statements of the Company to be readily and properly audited.
173.
Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.
174.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.
175.
Accounting records shall not be deemed to be kept as required by Articles 172 to 174 if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.
176.
In accordance with the provisions of the Companies Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.
177.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

178.
Auditors shall be appointed and their duties regulated in accordance with Part 6, Chapter 18 of the Companies Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the Companies Act as the Board may from time to time determine.

NOTICES

179.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

179.1.
A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:
a.
by handing same to their authorised agent;
b.
by delivering same to their registered address;
c.
by sending same by the post in a pre-paid cover addressed to their registered address; or
d.
by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), to the address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the address of the Director, Member or committee member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Companies Act.
179.2.
For the purposes of these Articles and the Companies Act, a document, including the Company's financial statements and the directors' and auditor's reports thereon, shall be deemed to have been sent to a Director, Member or committee member if a notice is given, served, sent or delivered to the Director, Member or committee member and the notice specifies the website or hotlink or other electronic link at or through which the Director, Member or committee member may obtain a copy of the relevant document.
179.3.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(a) or 179.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Director, Member or committee member or his or her authorised agent, or left at his or her registered address (as the case may be).
179.4.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.
179.5.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.
179.6.
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 179.1 (d), if sent to the address notified to the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.
179.7.
Notwithstanding anything contained in this Article to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.
179.8.
Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's annual report, statutory financial statements and the Directors' and auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him or her of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company. No such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of the United States Securities and Exchange Commission or any Exchange on which the Shares or other securities of the Company are listed.
179.9.
Without prejudice to the provisions of sub-paragraphs 179.1 (a) and 179.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A "public announcement" shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
180.
Notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint holders.
181.

181.1 Every person who becomes entitled to a Share shall, before his or her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he or she derives his or her title.

181.2 A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

182.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.
183.
A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

184.
184.1.
Subject to applicable law, the Company shall be entitled to sell, at the best price reasonably obtainable, any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:
a)
for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his or her address on the Register or other than the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and
b)
at the expiration of the said period of twelve (12) years, the Company has given notice by advertisement in a leading newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and
c)
the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

184.2 To give effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

184.3 To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any Share of any Member and any unclaimed cash payments relating to such Share in any manner which it sees fit, including transferring or selling such Share and transferring to third parties any unclaimed cash payments relating to such Share.

184.4 The Company may only exercise the powers granted to it in paragraph 184.1 above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

184.5 Any stock transfer form to be executed by the Company in order to sell or transfer a Share pursuant to Article 184.1 may be executed in accordance with Article 24.

DESTRUCTION OF DOCUMENTS

185.
Subject to applicable law, the Company may destroy:
185.1.
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;
185.2.
any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and
185.3.
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a) the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company (by a Member or a court) that the preservation of such document was relevant to a claim;

(b) nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c) references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

186.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. If in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Notwithstanding the foregoing, this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.
186.1.
In case of a sale by the liquidator under section 601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the Members, for the allotment to the Members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.
186.2.
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.
187.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies Act, may divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

188.

188.1 Subject to the provisions of, and so far as may be permitted by, the Companies Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, or in his or her capacity as an officer, including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a director, an officer or employee of the Company and in which judgement is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

188.2 As far as permissible under the Companies Act, the Company shall indemnify any current or former Official (excluding any Director or Secretary in respect only of their role as Director or Secretary of the Company) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Enterprise in respect of which the Official serves or has served as an Official, to which he or she was, is, or is threatened to be, made a party by reason of the fact that he or she is or was such an Official, provided always that the indemnity contained in this Article 188.2 shall not extend to any matter which would render it void pursuant to the Companies Act.

188.3 In the case of any threatened, pending or completed action, suit or proceeding by or in the right of an Enterprise in respect of which a current or former Official serves or has served, the Company shall indemnify, to the fullest extent permitted by the Companies Act, each person indicated in Article 188.2 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the relevant Enterprise unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

188.4 As far as permissible under the Companies Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, Secretary, Official or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorised by these Articles.

188.5 It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, (b) of the power of any Enterprise to indemnify any Official, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Director, Secretary or Official or (c) of any amendments or replacements of the Companies Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Companies Act shall hereby be incorporated into these Articles. As used in this Article 188.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, executive, officer or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

188.6 The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Companies Act and such insurance in respect of Officials as the Directors deem to be appropriate.

188.7 The Company may additionally indemnify any employee or agent of the Company or any director, executive, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

189.
The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

190.
The Board is hereby expressly authorised to adopt any shareholder rights plan, or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Members will have rights to acquire Shares or interests in Shares, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

BUSINESS COMBINATION

191.

191.1 The Company may not engage in any business combination, or vote, consent, or otherwise act to authorise a subsidiary of the Company to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested Member of the Company or any affiliate or associate of the interested Member for a period of three (3) years following the date that the Member became an interested Member unless:

a.
prior to the date that the Member became an interested Member, the business combination was approved by a committee of the Board formed in accordance with Article 191.2; or
b.
at or following the date that the Member became an interested Member, the business combination is approved by a committee of the Board formed in accordance with Article 191.2 and is authorized by a Special Resolution of the Members. In determining whether the Special Resolution has been adopted by the general meeting, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account.

191.2 If a good faith definitive proposal regarding a business combination is made in writing to the Board, a committee of the Board formed in accordance with Article 191.2 shall consider and take action on the proposal and respond in writing within thirty (30) days after receipt of the proposal by the Company, setting forth its decision regarding the proposal.

192.3 When a business combination is proposed pursuant to this Article 191, the Board shall promptly form a committee composed solely of one or more disinterested Directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding anything in these Articles to the contrary, subject to applicable law, the committee shall not be subject to any direction or control by the Board with respect to the committee’s consideration of, or any action concerning, a business combination pursuant to this Article 191. If the Board has no disinterested Directors, the Board shall select three or more disinterested persons to be committee members. Committee members shall act in accordance with the standard of conduct applicable to the Directors and shall be indemnified in accordance with Article 188. For purposes of this Article 191.2, a Director or person is “disinterested” if the Director or person is neither an officer nor an employee, nor has been an officer or employee within five (5) years preceding the formation of the committee pursuant to this Article 191.2, of the Company or of a related company.

192.4 This Article 191 may only be amended by Special Resolution. In determining whether the relevant resolution has been approved by the requisite majority, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account. Notwithstanding any such amendment, unless determined otherwise by the Board, this Article 191 (as its stands prior to any such amendment) shall apply to any business combination of the Company with an interested Member who became an interested Member before the effective date of the amendment of this Article 191.

192.5 As used in this Article 191 only, the term:

(i)
“affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person;
(ii)
“associate”, when used to indicate a relationship with any person, means any of the following:
a)
any company of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of fifteen percent (15%) or more of any class or series of shares entitled to vote or other equity interest;
b)
any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity; or
c)
any relative or spouse of the person, or any relative of the spouse, residing in the home of the person;
(iii)
“beneficial owner”, when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:
a)
a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and
b)
a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations;
(iv)
“beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns fifteen percent (15%) or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any company in which the person owns fifteen percent (15%) or more of the equity, and any affiliate of the person.

When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a company, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the company beneficially owned by the person;

(v)
“business combination” means any of the following:
a)
any merger, acquisition, scheme of arrangement or amalgamation of the Company or any subsidiary of the Company with (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the merger would be, an affiliate or associate of the interested Member, but excluding (x) the merger of a wholly owned subsidiary of the Company into the Company, (y) the merger of two or more wholly owned subsidiaries of the Company, or (z) the merger of a company, other than an interested Member or an affiliate or associate of an interested Member, with a wholly owned subsidiary of the Company pursuant to which the surviving company, immediately after the merger, becomes a wholly owned subsidiary of the Company;
b)
any exchange of Shares or other securities of the Company or any subsidiary of the Company or money, or other property, for shares, other securities, money, or property of (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the exchange would be, an affiliate or associate of the interested Member, but excluding the exchange of shares of a company, other than an interested Member or an affiliate or associate of an interested Member, pursuant to which the company, immediately after the exchange, becomes a wholly owned subsidiary of the Company;

c)
any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business, to or with the interested Member or any affiliate or associate of the interested Member, other than to or with the Company or a wholly owned subsidiary of the Company, of assets of the Company or any subsidiary of the Company (1) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the assets, determined on a consolidated basis, of the Company, (2) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding Shares of the Company, or (3) representing ten percent (10%) or more of the earning power or net income, determined on a consolidated basis, of the Company, except a cash dividend or distribution paid or made pro rata to all Members of the Company;
d)
the issuance or transfer by the Company or any subsidiary of the Company (in a single transaction or a series of transactions) of any shares of, or other ownership interests in, the Company or any subsidiary of the Company that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding Shares of the Company to the interested Member or any affiliate or associate of the interested Member, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all Members of the Company other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;
e)
the adoption of any plan or proposal for the liquidation or dissolution of the Company, or any reincorporation of the Company in another jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member;
f)
any reclassification of securities (including, without limitation, any bonus shares or share split, reverse share split, or other distribution of shares in respect of shares), recapitalisation of the Company, merger of the Company with any subsidiary of the Company, exchange of Shares of the Company with any subsidiary of the Company, or other transaction (whether or not with or into or otherwise involving the interested Member), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the Company or any subsidiary of the Company that is, directly or indirectly, owned by the interested Member or any affiliate or associate of the interested Member, except as a result of immaterial changes due to fractional share adjustments; or
g)
any receipt by the interested Member or any affiliate or associate of the interested Member of the benefit, directly or indirectly (except proportionately as a Member of the Company), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the Company or any subsidiary of the Company;
(vi)
“company” means a corporation, limited liability company, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity;
(vii)
“control”, including the terms “controlling”, “controlled by”, and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of fifteen percent (15%) or more of the voting power of a company’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the company. Notwithstanding the foregoing, a person is not considered to have control of a company if the person holds voting power, in good faith, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the company;
(viii)
“governing body” means the body of a company selected by its owners that has the ultimate power to determine the company’s policies and control its activities;
(ix)
“interested Member” means any person (including for this purpose any persons acting in concert with that person (as that term is defined in the Takeover Rules issued pursuant to the Irish Takeover Panel Act 1997)) that is (1) the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company or (2) an affiliate or associate of the Company that, at any time within the three (3) year period immediately before the date on which it is sought to be determined whether such person is an interested Member, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the then outstanding Shares entitled to vote of the Company.

If a person who has not been a beneficial owner of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company immediately prior to an acquisition of Shares by, or recapitalisation of, the Company or similar action shall become a beneficial owner of fifteen percent (15%) or more of the voting power solely as a result of the share acquisition, recapitalisation, or similar action, the person shall not be deemed to be the beneficial owner of fifteen percent (15%) or more of the voting power for purposes of (1) or (2) above, unless:

a)
the share acquisition, recapitalisation, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or
b)
the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding Shares entitled to vote of the Company and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company.
(x)
an “interested Member” does not include:
a)
the Company or any of its subsidiaries;
b)
a savings, employee stock ownership, or other employee benefit plan of the Company or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan; or
c)
a licensed broker/dealer or licensed underwriter who (1) purchases Shares of the Company solely for purposes of resale to the public and (2) is not acting in concert with an interested Member.

Shares beneficially owned by a plan described in clause (b) or by a fiduciary of a plan described in clause (b), pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan;

(xi)
"market value", when used in reference to shares or other property of any company, means the following:
a)
in the case of shares, the average closing sale price of a share during the thirty (30) trading days immediately preceding the date in question:

(1)
on the composite tape for Nasdaq Stock Market listed shares; or
(2)
if the shares are not quoted on the composite tape or not listed on the Nasdaq Stock Market, on the principal United States securities exchange registered under Exchange Act on which the shares are listed; or
(3)
(if the shares are not listed on any such exchange, on any system then in use.

If no quotation under clauses (1) through (3) is available, then the market value is the fair market value on the date in question of the shares as determined in good faith by the governing body of the company.

b)
in the case of property other than cash or shares, the fair market value of the property on the date in question as determined in good faith by the governing body of the company.
(xii)
“parent” of a specified company means a company that directly, or indirectly through related companies, owns more than fifty percent (50%) of the voting power of the shares or other ownership interests entitled to vote for directors or other members of the governing body of the specified company;
(xiii)
“person” includes a natural person and a company;
(xiv)
“related company” of a specified company means:
a)
a parent or subsidiary of the specified company;
b)
another subsidiary of a parent of the specified company;
c)
a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
d)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified company;
e)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (1) by a parent of the specified company or (2) a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company; or
f)
a company having more than fifty percent (50%) of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
(xv)
“security” means a note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in a profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, put, call, straddle, option, or privilege on a security, certificate of deposit, or group or index of securities, including an interest therein or based on the value thereof, put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, an interest or instrument commonly known as a “security”; or a certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. The term:
a)
includes both a certificated and an uncertificated security;
b)
does not include an insurance or endowment policy or annuity contract under which an insurance company promises to pay a fixed or variable sum of money either in a lump sum or periodically for life or other specified period;
c)
does not include an interest in a contributory or noncontributory pension or welfare plan subject to the United States Employee Retirement Income Security Act of 1974, as amended;
d)
includes as an “investment contract,” among other contracts, an interest in a limited partnership and a limited liability company and an investment in a viatical settlement or similar agreement; and
e)
does not include any equity interest of a closely held corporation or other entity with not more than thirty-five (35) holders of the equity interest of such entity offered or sold pursuant to a transaction in which one hundred percent (100%) of the equity interest of such entity is sold as a means to effect the sale of the business of the entity if the transaction has been negotiated on behalf of all purchasers and if all purchasers have access to inside information regarding the entity before consummating the transaction; and
(xvi)
“subsidiary” of a specified company means a company having more than fifty percent (50%) of the voting power of its shares or other ownership interests entitled to vote for directors or other members of the governing body of the company owned directly, or indirectly through related companies, by the specified company.

We, the corporate body whose name and address is subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

____________________________________________________________________________

Name, Address and Description Number of shares

of the Subscriber taken by the Subscriber

____________________________________________________________________________

____________________________

For and on behalf of

______________________________________________________________________

Dated

Witness to the above signature: __________________________

Name:

Address:

Occupation:

SCAN TO VIEW MATERIALS & VOTE ITERUM THERAPEUTICS PLC 25 NORTH WALL QUAY DUBLIN 1, IRELAND VOTE ONLINE - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until , 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until , 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive the completed proxy card by , 2026. V82417-S28790 ITERUM THERAPEUTICS PLC The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4: For Against Abstain ! ! ! 1. Approve an increase in the authorized share capital of the Company from $1,800,000 to $2,300,000 by the creation of an additional 50,000,000 ordinary shares (the "authorized share capital increase proposal"); ! ! ! 2. If the authorized share capital increase proposal (Proposal No. 1) is approved, grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options (the "directors’ allotment authority proposal"); ! ! ! 3. If the directors’ allotment authority proposal (Proposal No. 2) is approved, to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance (the "pre-emption rights opt-out proposal", together with the authorized share capital increase proposal and the directors’ allotment authority proposal, the "Share Allotment Proposals"); 4. Approve, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse share split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"), a reverse share split (i.e., a consolidation of share capital under Irish law) (the "Reverse Share Split"), whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 15 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.15 each (nominal value), and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each, with our board of directors able to elect to abandon such proposed amendments and not effect the Reverse Share Split authorized by shareholders, in its sole discretion (the "Reverse Share Split Proposal"); and ! ! ! 5. Consider any other business properly brought before the Extraordinary General Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:The Proxy Statement is available at www.proxyvote.com. V82418-S28790 ITERUM THERAPEUTICS PLC Extraordinary General Meeting of Shareholders , 2026 25 North Wall Quay Dublin 1, Ireland This proxy is solicited by the Board of Directors The undersigned shareholder(s), revoking all prior proxies, hereby appoint(s) David G. Kelly and Kevin Dalton, or any of them, as proxies, each with the power of substitution, and hereby authorise(s) them to represent and vote all of the ordinary shares of Iterum Therapeutics plc that the undersigned is/are entitled to vote, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Shareholders of Iterum Therapeutics plc to be held on , 2026, or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Extraordinary General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other thanDavid G. Kelly or Kevin Dalton, please contact our Secretary. Any such nominated proxy must attend the Extraordinary General Meetingin person for your votes to be cast. Shares represented by this proxy will be voted by the Proxies in the manner directed. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals No. 1, 2, 3 and 4. In their discretion, the Proxies are authorised to vote upon such other business as may properly come up before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side